UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-22132

Aberdeen Funds

(Exact name of registrant as specified in charter)

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Address of principal executive offices) (Zip code)

Lucia Sitar, Esquire

c/o Aberdeen Asset Management, Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

(Name and address of agent for service)

With Copies to:

Rose F. DiMartino, Esquire

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Registrant’s telephone number, including area code: 877-332-7806

Date of fiscal year end: July 31

Date of reporting period: July 31, 2010

Item 1.	Reports to Stockholders.

ANNUAL REPORT

ABERDEEN FUNDS

JULY 31, 2010

Aberdeen Core Income Fund

Aberdeen International Equity Institutional Fund

Table of Contents

Letter to Shareholders	Page 1
Aberdeen Core Income Fund	Page 2
Aberdeen International Equity Institutional Fund	Page 9

Financial Statements	Page 14

Notes to Financial Statements	Page 28

Shareholder Expense Examples	Page 39

Report of Independent Registered Public Accounting Firm	Page 42

Supplemental Information	Page 43
Management of the Funds	Page 46

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (AAMI) has been registered as an investment advisor under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The Aberdeen Funds file complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the Commission’s website at http://www.sec.gov. The Funds’ Forms N-Q may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available on the Commission’s website at www.sec.gov.

Letter to Shareholders

July 31, 2010

Dear Shareholder:

As you may be aware, Aberdeen Funds (the “Trust”) recently acquired certain series of Pacific Capital Funds on July, 12, 2010. As a result of this reorganization, the Aberdeen Core Income Fund and the Aberdeen International Equity Institutional Fund acquired all of the assets, subject to the liabilities, of the High Grade Core Fixed Income Fund and the International Stock Fund, respectively, each of which are series of Pacific Capital Funds. This resulted in the Aberdeen Core Income Fund and Aberdeen International Equity Institutional Fund adopting the performance and accounting history of their respective Pacific Capital Funds predecessor funds, including each predecessor fund’s fiscal calendar-year-end of July 31. We are providing this annual report based on the Funds’ fiscal year ended July 31, 2010. Effective September 6, 2010, the fiscal year end for the Aberdeen Core Income Fund and the Aberdeen International Equity Institutional Fund was changed to October 31 to coincide with the fiscal calendar of the other series of the Trust. Accordingly, shareholders will also receive an audited shareholder report as of October 31, 2010.

Aside from the changes to the Fund’s performance and financial history described above, the Aberdeen International Equity Institutional Fund remains unchanged. The Fund continues to be managed by the Aberdeen Global Equities Team, and holds the same investment objective. The ticker symbol remains as WPIEX.

Challenging year behind us

Volatility raged on through the period as global markets were dominated by concerns about the ongoing fiscal crisis in several Eurozone countries, China’s tightening of monetary policy, and the possible implications of the proposed increase in regulatory oversight of the financial industry in the U.S. and elsewhere. Global equity markets were nonetheless able to gain ground during the period amid improving economic data and generally better-than-expected corporate earnings results.

What the future may hold

We remain cautious on our outlook for the remainder of the year, and into 2011, but feel that our dedicated investment process will continue to enable us to find the high-quality companies in which to invest for the longer term.

Thank you for your investment with us.

Very kindly yours,

Gary Marshall

President

Aberdeen Funds

2010 Annual Report

Aberdeen Core Income Fund

Effective July 12, 2010, the Fund adopted the performance of the High Grade Core Fixed Income Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Returns prior to commencement of operations of the Class A, Class C and Institutional Class shares of the Fund on July 12, 2010 are based on the previous performance of the Class A, Class C and Class Y shares, respectively, of the Predecessor Fund.

The Aberdeen Core Income Fund (Class A shares at NAV) returned 7.81% for the annual period ended July 31, 2010, versus the 8.91% return of its benchmark, the Barclays Capital U.S. Aggregate Bond Index. For broader comparison, the average return of the Fund’s Lipper peer category of Intermediate General U.S. Government Funds (consisting of 139 funds) was 8.05% for the period.

Market and economic review

Over the past year, U.S. fixed income markets have continued to heal and recover. Overall market and pricing efficiency improved with the benefits of Federal Reserve liquidity injections and government-backed rescue packages working their way through the financial system. Subsequently, valuations improved as the economy moved out of deep recession into a mild recovery. Continued low interest rates, gradual recovery in absolute consumer demand, a slow but meaningful rebound in business investment, and better-than-expected corporate profitability all supported a strong risk appetite among investors. As a result, valuations on corporate and mortgage-related bonds tightened relative to U.S. government securities.

In the first half of 2010, however, market focus shifted to the high level of debt taken onto government balance sheets, particularly in Europe. In the second quarter, Greece came under the spotlight as it became evident that its fiscal deficit was not only much larger than had previously been reported, but was well above the maximum ratio permitted by the European Union. Government debt issued by Portugal, Ireland, Italy and Spain also came under significant pressure as investors began to question those countries’ economic and fiscal policies. Corporate bonds and other securities issued by companies in these countries also came under pressure. Despite high ongoing deficits, the U.S. solidified its position as a “safe haven” with U.S. Treasury debt performing strongly as investors flocked to safety.

More specifically, the first quarter of 2010 saw a continued rally in most fixed income sectors while U.S. Treasury securities, which do not incorporate credit risk, lagged. For most of the second quarter, however, the beginning of the financial reform debate in Congress, as well as concerns about the sustainability of the U.S. economic recovery, hampered the performance of most risk assets (fixed income securities other than Treasuries). Additionally, there was anxiety in the market over the testimony of several Goldman Sachs executives during a U.S. Senate subcommittee hearing regarding the company’s sale of high-risk mortgage securities, which contributed to the collapse of the credit markets in 2008. Investor confidence also was shaken in early May by the U.S. equity market’s “flash crash,” in which the Dow Jones Industrial Average plummeted roughly 1,000 points in a 30-minute period. The sovereign debt crisis in Europe unnerved global fixed income investors in the second quarter, leading to a notable sell-off in that region. Among the markets hindered by the downturn was Spain, where 10-year government bond yields rose sharply (and prices fell) during the period. In the ensuing flight to quality, investors turned away from risk assets such as corporate bonds and asset-backed securities and sought the relative safety of Treasuries.

Aberdeen’s fixed income investment process

We fundamentally believe that fixed income markets are inefficient at the security level and offer greater risk-adjusted return potential than interest rate speculation. In an effort to exploit this, we analyze each security’s credit quality, structure and liquidity level to calculate its intrinsic value–the actual value of a security, rather than its market price or book value. If the intrinsic value is lower or higher than the market price, there is a pricing inefficiency. We seek to take advantage of pricing inefficiencies for securities with relatively low intrinsic values, as they are considered to be inexpensive and could provide the opportunity for capital appreciation. The intrinsic value calculations are used in both buying and selling decisions. In general, we seek to sell a holding if we determine that the security is overvalued.

We believe that a benchmark provides little clue to future performance. Because we do not equate the creditworthiness of a company or the valuation of a security with market index membership, indices do not serve as a starting point for portfolio construction. We are comfortable taking decisive positions in securities and sectors that are not included in the Fund’s unmanaged benchmark, the Barclays Capital U.S. Aggregate Bond Index.

We aim to reduce risk through security selection and portfolio construction and also seek to minimize the correlation of holdings in the portfolio. Correlation is a measure of how the values of two securities move in relation to each other. Investments with low correlations to other securities in a portfolio can help to alleviate risk.

Outlook

We are positioning the Fund with an overweight to corporate, mortgage-backed and asset-backed securities while maintaining a considerable underweight in U.S. Treasuries. With yields on the 10-year note hovering around 3%, we feel that Treasuries do not offer much upside potential. We believe that Treasuries also run the risk of material price depreciation if and when interest rates begin to rise.

In contrast, we favor residential mortgage-backed securities (RMBS) and corporate bonds. Regarding RMBS, we are focusing on seasoned higher-coupon issues and securities with lower loan balances, which are subject to a relatively lower rate of voluntary principal payments. The performance of existing non-agency RMBS continues to stabilize, with default rates and loss severities up slightly, balanced by a modest improvement in the “current to 30-day roll rate,” which is the monthly rate at which current mortgage loans become delinquent.

Annual Report 2010

Aberdeen Core Income Fund

Within the corporate sector, we are concentrating on identifying issues that we view to be fundamentally sound and offer compelling valuations. Specifically, we have emphasized companies with defensive business models and for which we are comfortable with their cash flow, balance sheet and liquidity profiles. While corporate sector yield spreads have tightened significantly from their wide levels in early 2009, they remain wide for many credits. We anticipate that spreads will continue to tighten as the economy maintains its slow recovery and investor confidence increases. Therefore, we believe that the corporate sector will still provide strong returns as the market continues to stabilize.

Going forward, we believe that our portfolio holdings and opportunities that we are finding in the market should provide the potential for significant excess returns. In our view, a diversified portfolio of security-specific ideas – as opposed to a concentrated duration or interest rate view – has a higher potential to add value over time while mitigating risk. We will continue to employ a process of rigorous fundamental research aimed at identifying individual securities and sectors that we believe are undervalued relative to the overall market.

Portfolio Management:

Aberdeen U.S. Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Recent short-term performance is not typical and may not be achieved in the future. Investors should be aware that these returns were primarily achieved during favorable market conditions. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us. Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to interest rate, credit, prepayment, and extension risk.

Foreign securities are more volatile, harder to price and less liquid than U.S. securities. These risks are enhanced in emerging market countries.

The Fund may invest in derivatives which can be volatile and may affect fund performance. Please read the prospectus for more detailed information regarding these risks.

2010 Annual Report

Aberdeen Core Income Fund

Average Annual Total Return[1] (For periods ended July 31, 2010)		1 Yr.	5 Yr.	10 Yr.
Class A2	w/o SC	7.81%	4.97%	5.81%
	w/SC5	3.21%	4.06%	5.36%
Class C3	w/o SC	7.03%	4.20%	5.07%
	w/SC6	6.03%	4.20%	5.07%
Institutional Class[4],7	w/o SC	8.12%	5.20%	6.07%
Institutional Service Class[7],8	w/o SC	8.12%	5.20%	6.07%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on the performance data.

1	Pacific Capital High Grade Core Fixed Income Fund (the “Predecessor Fund”) was reorganized into the Aberdeen Core Income Fund (the “Fund”) on July 12, 2010. Returns presented for the Fund for periods prior to July 12, 2010 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A shares of the Fund acquired the assets of the Class A and Class B shares of the Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class A shares of the Predecessor Fund.
3	Class C shares of the Fund acquired the assets of the Class C shares of the Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class C shares of the Predecessor Fund.
4	Institutional Class shares of the Fund acquired the assets of the Class Y shares of the Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class Y shares of the Predecessor Fund.
5	A 4.25% front-end sales charge was deducted.
6	A 1.00% CDSC was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
7	Not subject to any sales charges.
8	Returns before the first offering of the Institutional Service Class shares (July 12, 2010) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of Institutional Service Class shares.

Annual Report 2010

Aberdeen Core Income Fund (Unaudited)

Performance of a $10,000 Investment (as of July 31, 2010)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Core Income Fund, Barclays Capital U.S. Aggregate Index, Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index and the Consumer Price Index (CPI) over a 10-year period ended July 31, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Barclays Capital U.S. Aggregate Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year.

The Bank of America Merrill Lynch U.S. Corporate, Government & Mortgage Index tracks the performance of U.S. dollar denominated investment grade debt publicly issued in the U.S. domestic market, including U.S. Treasuries, quasi- governments, corporates, covered bonds and residential mortgage pass-throughs. Non-residential mortgage collateralized debt such as commercial mortgage backed securities and asset backed securities are excluded from the Index, as are all collateralized mortgage obligations.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

July 31, 2010

Asset Allocation
Corporate Bonds	32.0%
U.S. Government Mortgage Backed Agencies	31.9%
U.S. Treasury Obligations	23.2%
U.S. Government Agencies	3.5%
Mortgage Backed Securities	2.8%
Foreign Non-Government Bonds	1.5%
Municipal Bonds	1.5%
Yankee Dollars	1.4%
Asset-Backed Securities	1.2%
Repurchase Agreement	1.0%
Other liabilities in excess of assets	(0.0%	)
	100.0%

Top Industries
Diversified Financial Services	5.7%
Electric Utilities	4.1%
Commercial Banks	3.9%
Diversified Telecommunication Services	3.4%
Insurance	2.7%
Miscellaneous Manufacturing	2.6%
Transportation	2.4%
Energy Equipment & Services	2.3%
Oil, Gas & Consumable Fuels	1.1%
Other	71.8%
100.0%

Top Holdings
U.S. Treasury Note, 06/30/15	7.8%
U.S. Treasury Note, 06/30/12	3.7%
U.S. Treasury Bond, 02/15/36	3.5%
Federal Home Loan Mortgage Corp., Pool # G01960	3.4%
U.S. Treasury Note, 07/15/13	3.4%
Government National Mortgage Association, Pool # 701940	3.3%
General Electric Co.	2.6%
U.S. Treasury Note, 05/15/20	2.3%
Federal Express Corp., Pass Through Certificates, Series 97-A	2.0%
Federal National Mortgage Association, Pool # 910473	1.9%
Other	66.1%
100.0%

2010 Annual Report

Statement of Investments

July 31, 2010

Aberdeen Core Income Fund

	Shares or Principal Amount	Value
ASSET-BACKED SECURITIES (1.2%)
UNITED STATES (1.2%)
Ally Master Owner Trust, Series 2010-1, Class A (USD), 2.09%, 01/15/15 (a)(b)	$500,000	$508,704
Ally Master Owner Trust, Series 2010-3, Class A (USD), 2.88%, 04/15/15 (a)	200,000	205,028
Bank of America Credit Card Trust, Series 2007-B3, Class B3 (USD), 0.54%, 08/15/16 (b)	686,000	667,001
Capital One Multi-Asset Execution Trust, Series 2006-B1, Class B1 (USD), 0.62%, 01/15/19 (b)	590,000	562,643
MBNA Credit Card Master Note Trust, Series 2004-B1, Class B1 (USD), 4.45%, 08/15/16	270,000	290,218
World Financial Network Credit Card Master Trust, Series 2010-A, Class M (USD), 5.20%, 04/15/19	260,000	265,891
Total Asset-Backed Securities		2,499,485
MORTGAGE BACKED SECURITIES (2.8%)
UNITED STATES (2.8%)
Banc of America Commercial Mortgage, Inc., Series 2007-4, Class ASB (USD), 5.71%, 02/10/51 (b)	464,000	500,913
BCAP LLC Trust, Series 2009-RR6, Class 3A1 (USD), 5.02%, 12/26/37 (a)(b)	1,284,613	1,253,140
Bear Stearns Commercial Mortgage Securities, Series 2006-PW13, Class A4 (USD), 5.54%, 09/11/41	380,000	407,837
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class A4 (USD), 5.69%, 06/11/50 (b)	775,000	806,161
Bear Stearns Commercial Mortgage Securities, Series 2007-PW17, Class AAB (USD), 5.70%, 06/11/50	490,000	528,872
Citigroup Commercial Mortgage Trust, Series 2006-C5, Class AM (USD), 5.46%, 10/15/49	50,000	46,885
Commercial Mortgage Pass Through Certificates, Series 2005-C6, Class A5B (USD), 5.17%, 06/10/44 (b)	250,000	235,492
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class A4 (USD), 5.82%, 12/10/49 (b)	1,000,000	1,061,645
GS Mortgage Securities Corp. II, Series 2007-GG10, Class AAB (USD), 5.81%, 08/10/45 (b)	520,000	555,769
Wachovia Bank Commercial Mortgage Trust, Series 2007-C32, Class APB (USD), 5.74%, 06/15/49 (b)	215,000	230,384
Total Mortgage Backed Securities		5,627,098

	Shares or Principal Amount	Value
CORPORATE BONDS (32.0%)
UNITED STATES (32.0%)
Commercial Banks (3.9%)
Goldman Sachs Group, Inc. (USD), 3.70%, 08/01/15	$1,490,000	$1,500,624
JPMorgan Chase & Co. (USD), 4.40%, 07/22/20	1,275,000	1,278,066
Morgan Stanley (USD), GMTN, 4.10%, 01/26/15	1,000,000	1,016,197
Regions Bank (USD), MTN, 3.25%, 12/09/11	675,000	699,824
US Bank NA (USD), 6.30%, 02/04/14	1,395,000	1,592,641
Wells Fargo & Co. (USD), 5.63%, 12/11/17	1,480,000	1,643,686
		7,731,038
Commercial Services & Supplies (0.7%)
Science Applications International Corp. (USD), 5.50%, 07/01/33	1,485,000	1,382,908
Diversified Financial Services (5.7%)
Charles Schwab Corp. (USD), MTN, 6.38%, 09/01/17	1,225,000	1,416,119
Citigroup Funding, Inc. (USD), 2.25%, 12/10/12	1,100,000	1,136,101
Crown Castle Towers LLC (USD), 4.88%, 08/15/20 (a)	1,100,000	1,100,000
General Electric Capital Corp. (USD), GMTN, 5.72%, 08/22/11	1,050,000	1,066,379
General Electric Capital Corp., Series A (USD), MTN, 6.90%, 09/15/15	875,000	1,014,592
HSBC Finance Corp. (USD), 6.38%, 10/15/11	1,000,000	1,052,975
(USD), 6.75%, 05/15/11	650,000	676,391
Merrill Lynch & Co., Inc. (USD), 5.70%, 05/02/17	400,000	412,978
MTN (USD), 0.77%, 06/05/12 (b)	3,700,000	3,635,409
		11,510,944
Diversified Telecommunication Services (3.4%)
AT&T, Inc. (USD), 6.70%, 11/15/13	2,105,000	2,444,867
GTE Southwest, Inc. (USD), 8.50%, 11/15/31	2,075,000	2,618,030
Harris Corp. (USD), 5.00%, 10/01/15	1,550,000	1,676,500
		6,739,397
Electric Utilities (4.1%)
Alabama Power Co., Series 1 (USD), 5.65%, 03/15/35	1,295,000	1,370,286
Dominion Resources, Inc., Series F (USD), 5.25%, 08/01/33	2,950,000	3,253,133
Exelon Corp. (USD), 5.63%, 06/15/35	560,000	556,102
Georgia Power Co., Series Q (USD), 4.90%, 09/15/13	1,300,000	1,414,265
Jersey Central Power & Light Co. (USD), 7.35%, 02/01/19	500,000	605,272
PacifiCorp (USD), 5.45%, 09/15/13	1,007,000	1,116,021
		8,315,079

See accompanying notes to financial statements.

Annual Report 2010

Statement of Investments (continued)

July 31, 2010

Aberdeen Core Income Fund

	Shares or Principal Amount	Value
Energy Equipment & Services (2.3%)
Enterprise Products Operating LLC, Series M (USD), 5.65%, 04/01/13	$510,000	$556,439
Kinder Morgan Energy Partners LP (USD), 7.13%, 03/15/12	1,750,000	1,892,623
Spectra Energy Capital LLC (USD), 8.00%, 10/01/19	1,300,000	1,609,566
Williams Partners LP (USD), 7.25%, 02/01/17	445,000	523,160
		4,581,788
Insurance (2.7%)
Berkshire Hathaway, Inc. (USD), 3.20%, 02/11/15	2,000,000	2,090,342
PartnerRe Finance A LLC (USD), 6.88%, 06/01/18	3,025,000	3,290,910
		5,381,252
Media (0.6%)
Comcast Corp. (USD), 6.50%, 01/15/17	990,000	1,153,422
Miscellaneous Manufacturing (2.6%)
General Electric Co. (USD), 5.00%, 02/01/13	4,800,000	5,199,902
Office/Business Equipment (0.9%)
Pitney Bowes, Inc. (USD), MTN, 5.25%, 01/15/37	800,000	856,119
Xerox Corp. (USD), MTN, 7.20%, 04/01/16	760,000	877,970
		1,734,089
Oil, Gas & Consumable Fuels (1.1%)
Smith International, Inc. (USD), 6.00%, 06/15/16	2,000,000	2,321,220
Paper & Forest Products (0.7%)
International Paper Co. (USD), 7.95%, 06/15/18	1,115,000	1,345,877
Specialty Retail (0.3%)
Advance Auto Parts, Inc. (USD), 5.75%, 05/01/20	500,000	522,319
Transportation (2.4%)
Burlington Northern & Santa Fe Railway Co. Pass Through Certificates, Series 02-2 (USD), 5.14%, 01/15/21	700,017	780,486
Federal Express Corp. Pass Through Certificates, Series 97-A (USD), 7.50%, 01/15/18	3,724,624	4,059,840
		4,840,326
Trucking & leasing (0.6%)
GATX Corp. (USD), 8.75%, 05/15/14	1,000,000	1,185,761
Total Corporate Bonds		63,945,322
FOREIGN NON-GOVERNMENT BONDS (1.5%)
AUSTRALIA (0.3%)
Commercial Banks (0.3%)
Westpac Banking Corp. (USD), 3.00%, 08/04/15	650,000	652,192

	Shares or Principal Amount	Value
CAYMAN ISLANDS (0.3%)
Computers & Peripherals (0.3%)
Seagate Technology International (USD), 10.00%, 05/01/14 (a)	$435,000	$508,950
REPUBLIC OF KOREA (0.3%)
Commercial Banks (0.3%)
Woori Bank (USD), 4.75%, 01/20/16 (a)	600,000	602,106
SUPRANATIONAL (0.5%)
Supranational (0.5%)
European Investment Bank (USD), 2.38%, 03/14/14	1,000,000	1,027,257
UNITED KINGDOM (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
BP Capital Markets PLC (USD), 5.25%, 11/07/13	125,000	126,357
Total Foreign Non-Government Bonds		2,916,862
MUNICIPAL BONDS (1.5%)
UNITED STATES (1.5%)
California (0.2%)
Bay Area Toll Authority California Revenue Bonds (Build America Bonds) (USD), 7.04%, 04/01/50	470,000	473,365
Massachusetts (1.0%)
President and Fellows of Harvard College (USD), 6.30%, 10/01/37	1,802,000	1,992,994
Texas (0.3%)
Texas Transportation Commission (USD), 5.03%, 04/01/26	605,000	605,605
Total Municipal Bonds		3,071,964
U.S. GOVERNMENT MORTGAGE BACKED AGENCIES (31.9%)
UNITED STATES (31.9%)
Federal Home Loan Mortgage Corp., Pool # 1G1406 (USD), 5.84%, 12/01/36 (b)	2,698,020	3,015,143
Federal Home Loan Mortgage Corp., Pool # 781958 (USD), 5.08%, 09/01/34 (b)	1,805,691	1,969,108
Federal Home Loan Mortgage Corp., Pool # A12809 (USD), 4.50%, 08/01/33	1,590,884	1,680,208
Federal Home Loan Mortgage Corp., Pool # A23124 (USD), 5.00%, 05/01/34	1,842,420	1,970,694
Federal Home Loan Mortgage Corp., Pool # A36685 (USD), 5.00%, 08/01/35	875,178	935,017
Federal Home Loan Mortgage Corp., Pool # A55326 (USD), 6.00%, 12/01/36	3,188,272	3,469,772
Federal Home Loan Mortgage Corp., Pool # A60299 (USD), 6.50%, 05/01/37	1,498,404	1,644,515
Federal Home Loan Mortgage Corp., Pool # B13067 (USD), 4.50%, 03/01/19	1,709,658	1,830,652
Federal Home Loan Mortgage Corp., Pool # B15182 (USD), 4.50%, 06/01/14	855,063	885,315
Federal Home Loan Mortgage Corp., Pool # G01960 (USD), 5.00%, 12/01/35	6,418,690	6,857,554

See accompanying notes to financial statements.

2010 Annual Report

Statement of Investments (concluded)

July 31, 2010

Aberdeen Core Income Fund

	Shares or Principal Amount	Value
Federal Home Loan Mortgage Corp., Pool # G02168 (USD), 6.00%, 04/01/36	$921,327	$1,002,673
Federal Home Loan Mortgage Corp., Pool # G08046 (USD), 5.50%, 03/01/35	2,990,349	3,226,693
Federal Home Loan Mortgage Corp., Pool # G12121 (USD), 5.50%, 04/01/21	1,341,880	1,455,275
Federal Home Loan Mortgage Corp., Pool # H00452 (USD), 5.50%, 01/01/37	1,868,773	2,010,632
Federal Home Loan Mortgage Corp., Series 2928, Class NE (USD), 5.00%, 04/15/33	370,000	399,628
Federal Home Loan Mortgage Corp., Series 3028, Class ME (USD), 5.00%, 02/15/34	500,000	551,121
Federal National Mortgage Association, Pool # 725205 (USD), 5.00%, 03/01/34	508,008	543,854
Federal National Mortgage Association, Pool # 735502 (USD), 6.00%, 04/01/35	1,421,859	1,561,838
Federal National Mortgage Association, Pool # 735733 (USD), 4.50%, 10/01/33	585,424	618,385
Federal National Mortgage Association, Pool # 735897 (USD), 5.50%, 10/01/35	2,613,367	2,823,591
Federal National Mortgage Association, Pool # 739821 (USD), 5.00%, 09/01/33	2,878,424	3,081,527
Federal National Mortgage Association, Pool # 745089 (USD), 6.00%, 12/01/35	1,410,447	1,539,606
Federal National Mortgage Association, Pool # 756221 (USD), 5.00%, 01/01/34	1,937,091	2,073,773
Federal National Mortgage Association, Pool # 888566 (USD), 5.50%, 01/01/37	2,366,744	2,557,129
Federal National Mortgage Association, Pool # 889139 (USD), 5.50%, 03/01/37	1,273,210	1,375,629
Federal National Mortgage Association, Pool # 903749 (USD), 6.00%, 10/01/36	993,156	1,081,619
Federal National Mortgage Association, Pool # 904915 (USD), 5.50%, 12/01/36	1,691,449	1,810,069
Federal National Mortgage Association, Pool # 910473 (USD), 5.55%, 01/01/37 (b)	3,596,976	3,870,967
Government National Mortgage Association, Pool # 648503 (USD), 5.50%, 11/15/35	1,174,201	1,282,707
Government National Mortgage Association, Pool # 701940 (USD), 4.50%, 06/15/39	6,264,454	6,618,450
Total U.S. Government Mortgage Backed Agencies		63,743,144
U.S. TREASURY OBLIGATIONS (23.2%)
UNITED STATES (23.2%)
U.S. Treasury Bond (USD), 4.63%, 02/15/40	2,047,000	2,276,328
(USD), 4.50%, 02/15/36	6,325,000	6,934,768
U.S. Treasury Note (USD), 3.50%, 05/15/20	4,402,000	4,622,804
(USD), 3.13%, 05/15/19	1,500,000	1,545,468
(USD), 1.88%, 06/30/15	15,430,000	15,657,839
(USD), 0.63%, 06/30/12	7,342,000	7,354,628
(USD), 1.13%, 06/30/11	1,162,000	1,170,534

	Shares or Principal Amount	Value
(USD), 1.00%, 07/15/13	$6,793,000	$6,827,509
Total U.S. Treasury Obligations		46,389,878
U.S. GOVERNMENT AGENCIES (3.5%)
UNITED STATES (3.5%)
Federal National Mortgage Association (USD), 1.75%, 03/08/12	1,175,000	1,176,519
(USD), 3.13%, 11/10/14	3,000,000	3,024,663
(USD), 1.13%, 12/30/14	770,000	779,674
Small Business Administration (USD), 6.34%, 08/01/11	107,265	111,470
Tennessee Valley Authority (USD), 5.50%, 07/18/17	880,000	1,040,983
U.S. Department of Housing & Urban Development (USD), 3.44%, 08/01/11	770,000	793,809
Total U.S. Government Agencies		6,927,118
YANKEE DOLLARS (1.4%)
CANADA (1.1%)
Apache Finance Canada Corp. (USD), 7.75%, 12/15/29	1,800,000	2,268,634
CAYMAN ISLANDS (0.3%)
Noble Holding International Ltd. (USD), 6.20%, 08/01/40	510,000	548,988
Total Yankee Dollars		2,817,622
REPURCHASE AGREEMENT (1.0%)
State Street Bank, 0.12%, dated 07/30/2010, due 8/02/10, repurchase price $2,060,021, collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $2,163,824	2,117,000	2,117,000
Total Investments (Cost $192,975,099) (c)—100.0%		200,055,493

Liabilities in excess of other assets—0.00%		(74,245)
Net Assets—100.0%		$199,981,248

(a)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the aggregate market value of these securities amounted to $4,177,928 or 2.09% of net assets applicable to common shareholders.
(b)	Variable or Floating Rate Security. Rate disclosed is as of July 31, 2010.
(c)	See notes to financial statements for tax unrealized appreciation/depreciation of securities.
GMTN	Global Medium Term Note
MTN	Medium Term Note
USD	U.S. Dollar

See accompanying notes to financial statements.

Annual Report 2010

Aberdeen International Equity Institutional Fund

Effective July 12, 2010, the Fund adopted the performance of the International Stock Fund, a series of Pacific Capital Funds (the “Predecessor Fund”), as the result of a reorganization in which the Fund acquired all of the assets, subject to the liabilities, of the Predecessor Fund. Returns of the Institutional Class and Institutional Service Class shares of the Fund prior to July 12, 2010 are based on the previous performance of the Class A and Class Y shares, respectively, of the Predecessor Fund.

The Aberdeen International Equity Institutional Fund (Institutional shares) returned 4.71% for the annual period ended July 31, 2010, versus 10.56% for its benchmark, MSCI All Country World ex U.S. Index. For broader comparison, the average return for the Fund’s Lipper peer category of International Large-Cap Core Funds (consisting of 391 funds) was 6.07% for the period.

Market and Economic Review

Despite patches of weak performance – most notably in the second quarter of 2010 amid growing concerns about the ongoing fiscal crisis in the Eurozone – international equity markets generally gained ground during the review period. Stocks were boosted by a stream of upbeat economic news and supportive central bank monetary policies. Shares of companies in emerging markets outperformed their developed-market counterparts, with the MSCI Emerging Markets Index gaining 19.9% versus the 9.7% return of the MSCI All Country World ex U.S. Index.

The Eurozone lagged other developed markets amid worries about the impact of sovereign credit problems on the region. However, European stocks rallied sharply in the final month of the reporting period on optimism over the banking sector stress test results. The expansion in the global economy during the period was largely attributable to inventory restocking and government stimulus efforts. Developed countries generally held their benchmark interest rates steady and maintained expansionary fiscal policies, while certain emerging market countries, particularly in Asia, began to raise rates in the face of inflationary pressures.

Aberdeen’s Equity Investment Process

Aberdeen’s Global Equity team has a long history of investing in equities through various market environments. We maintain a core belief in proprietary, fundamental research that is conducted by our own team of investment managers. This research serves as the basis for our team-based decision-making. Cross-coverage of securities by members of our investment team ensures objectivity and consistency of approach; we avoid cultivating “star” managers.

Our research process relies primarily on gathering information from meetings with the company’s management and then preparing a written analysis in a standard Aberdeen format that is used across the group. No stock is purchased unless our investment managers have met with the company’s management at least once and have written a detailed research note. Our extensive research capabilities allow us to uncover opportunities which may not be so obvious to other professional asset managers who rely solely on third-party research.

In our bottom-up, fundamental approach, stock selection is the major source of outperformance. Our portfolios are generally conservatively managed, with an emphasis on a traditional buy-and-hold strategy, where we trim or add to existing holdings more often than we establish new positions. Portfolio construction is often a matter of ensuring diversification, which typically guides our sector weights, and reducing correlation – that is, we seek to establish new positions in securities that do not perform in lockstep with our existing holdings.

Our equity investment process is consistent around the world and has been tested over time. The process was first implemented by Aberdeen’s highly-experienced equity team in Asia in the early 1990s, and later was adopted by our other equity teams globally. We feel that the advantage of our process lies in the consistency of its approach, regardless of market conditions.

Outlook

In our view, global economic growth is likely to slow in the second half of 2010 as the catalysts for demand such as fiscal expansion and inventory restocking start to wane. Even so, we do not currently foresee a “double dip” in growth as the corporate sector is in better shape and we feel that it will continue to support incremental improvement in employment and incomes. The performance between regions is widening with a clear divide opening up between the U.S. and Europe within the developed world, while Asia continues to experience robust activity. This is being promoted by diverging attitudes toward fiscal policy. In most cases core inflation remains subdued, and within Asia and other emerging countries price pressures appear containable.

Anxiety about the stability of the financial system prevails, however, particularly with regard to sovereign indebtedness, and this is giving rise to uncertainty about the growth prospects for 2011 and beyond. Although we believe that financial conditions should eventually improve – possibly following further policy moves – the risks to economic activity and the threat of deflation from dislocation in financial markets are still very real. Nonetheless, we are optimistic about the companies we hold, as we believe that they have focused management and solid balance sheets.

2010 Annual Report

Aberdeen International Equity Institutional Fund

Average Annual Total Return[1] (For periods ended July 31, 2010)		1 Yr.	5 Yr.	10 Yr.
Institutional Class[2,4] . . . . . . . . . . . . . . . . .	w/o SC	4.71%	2.82%	(1.00%	)
Institutional Service Class[3,4] . . . . . . . . . . . .	w/o SC	4.47%	2.60%	(1.29%	)

1	Pacific International Stock Fund (the “Predecessor Fund”) was reorganized into the Aberdeen International Equity Institutional Fund (the “Fund”) on July 12, 2010. Returns presented for the Fund for periods prior to July 12, 2010 reflect the performance of the Predecessor Fund. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Institutional Class shares of the Fund acquired the assets of the Class Y shares of the Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class A shares of the Predecessor Fund.
3	Institutional Service Class shares of the Fund acquired the assets of the Class A, Class B and Class C shares of the Predecessor Fund. Returns through July 12, 2010 are based on the performance of Class A shares of the Predecessor Fund.
4	Not subject to any sales charges.

Annual Report 2010

Aberdeen International Equity Institutional Fund (Unaudited)

Performance of a $10,000 Investment (as of July 31, 2010)

Comparative performance of $10,000 invested in the Institutional Class shares of the Aberdeen International Equity Institutional Fund, Morgan Stanley Capital International All Country World excluding U.S. Index (MSCI All Country World ex US Index), Morgan Stanley Capital International Europe, Australasia and Far East (MSCI EAFE) Index and the Consumer Price Index (CPI) over a 10-year period ended July 31, 2010. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI All Country World ex U.S. Index is a free float-adjusted, market capitalization weighted index that is designed to measure the performance of the stocks in companies in all countries except the United States.

The MSCI EAFE Index is an arithmetic, market value weighted average of the performance of over 900 securities listed on the stock exchange of countries in Europe, Australia and the Far East.

The CPI represents changes in prices of a basket of goods and services purchased for consumption by urban households

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results and does not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions.

Portfolio Summary (as a percentage of net assets)

July 31, 2010

Asset Allocation
Common Stocks	89.3%
Preferred Stocks	4.8%
Repurchase Agreements	5.0%
Other assets in excess of liabilities	0.9%
100.0%

Top Industries
Oil, Gas & Consumable Fuels	9.6%
Commercial Banks	9.5%
Pharmaceuticals	9.1%
Insurance	8.9%
Semiconductors & Semiconductor Equipment	6.2%
Real Estate Management & Development	6.0%
Wireless Telecommunication Services	5.9%
Metals & Mining	4.5%
Machinery	3.7%
Tobacco	3.5%
Other	33.1%
100.0%

Top Holdings
Vodafone Group PLC	4.4%
Eni SpA	4.0%
British American Tobacco PLC	3.5%
Takeda Pharmaceutical Co. Ltd.	3.4%
Zurich Financial Services AG	3.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.3%
Standard Chartered PLC (London Listing)	3.1%
QBE Insurance Group Ltd.	3.1%
Tenaris SA, ADR	3.0%
Adidas AG	3.0%
Other	65.9%
100.0%

Top Countries
United Kingdom	20.8%
Japan	11.6%
Switzerland	10.9%
Italy	7.0%
Germany	6.9%
United States	5.0%
Singapore	5.0%
Brazil	4.2%
Sweden	4.0%
China	3.6%
Other	21.0%
100.0%

2010 Annual Report

Statement of Investments

July 31, 2010

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.3%)
AUSTRALIA (3.1%)
Commercial Banks (0.0%)
Westpac Banking Corp. Ltd. (a)	1,006	$21,876
Insurance (3.1%)
QBE Insurance Group Ltd. (a)	269,865	4,078,793
		4,100,669
CANADA (1.5%)
Road & Rail (1.5%)
Canadian National Railway Co.	31,000	1,950,071
CHINA (3.7%)
Insurance (0.4%)
Ping An Insurance Group Co. of China (a)	58,500	498,067
Oil, Gas & Consumable Fuels (1.9%)
PetroChina Co. Ltd. (a)	2,162,000	2,470,259
Wireless Telecommunication Services (1.4%)
China Mobile Ltd. (a)	182,827	1,861,448
		4,829,774
FRANCE (3.0%)
Electrical Equipment (2.0%)
Schneider Electric SA (a)	23,259	2,677,087
Food & Staples Retailing (1.0%)
Casino Guichard-Perrachon SA (a)	15,857	1,381,661
		4,058,748
GERMANY (7.0%)
Electric Utilities (3.0%)
E.ON AG (a)	131,576	3,935,456
Food & Staples Retailing (1.0%)
Metro AG (a)	23,126	1,284,622
Textiles, Apparel & Luxury Goods (3.0%)
Adidas AG (a)	73,818	4,004,101
		9,224,179
HONG KONG (2.5%)
Real Estate Management & Development (2.5%)
Swire Pacific Ltd., Class A (a)	268,500	3,266,498
ITALY (7.0%)
Energy Equipment & Services (3.0%)
Tenaris SA ADR	100,600	4,029,030
Oil, Gas & Consumable Fuels (4.0%)
Eni SpA (a)	257,338	5,258,645
		9,287,675
JAPAN (11.5%)
Chemicals (1.8%)
Shin-Etsu Chemical Co. Ltd. (a)	49,431	2,456,037

	Shares or Principal Amount	Value
Machinery (2.3%)
Fanuc Ltd. (a)	26,000	$3,069,258
Office Electronics (2.6%)
Canon, Inc. (a)	79,349	3,437,060
Pharmaceuticals (3.4%)
Takeda Pharmaceutical Co. Ltd. (a)	98,855	4,536,302
Real Estate Management & Development (1.4%)
Daito Trust Construction Co. Ltd. (a)	34,100	1,858,878
		15,357,535
NETHERLANDS (1.8%)
Industrial Conglomerates (1.8%)
Koninklijke Philips Electronics NV (a)	78,551	2,441,911
REPUBLIC OF SOUTH KOREA (2.3%)
Semiconductors & Semiconductor Equipment (2.3%)
Samsung Electronics Co. Ltd., GDR	12,151	2,855,485
Samsung Electronics Co. Ltd., GDR (b)	900	208,800
		3,064,285
SINGAPORE (5.0%)
Commercial Banks (1.9%)
Oversea-Chinese Banking Corp. Ltd. (a)	385,675	2,566,575
Diversified Telecommunication Services (1.0%)
Singapore Telecommunications Ltd. (a)	556,000	1,273,534
Real Estate Management & Development (2.1%)
City Developments Ltd. (a)	310,000	2,764,805
		6,604,914
SPAIN (2.1%)
Insurance (2.1%)
Mapfre SA (a)	834,910	2,746,199
SWEDEN (3.9%)
Commercial Banks (2.1%)
Nordea Bank AB (a)	286,036	2,854,695
Communications Equipment (1.8%)
Telefonaktiebolaget LM Ericsson, Class B (a)	220,552	2,433,606
		5,288,301
SWITZERLAND (10.9%)
Food Products (1.9%)
Nestle SA (a)	50,604	2,501,201
Insurance (3.3%)
Zurich Financial Services AG (a)	18,995	4,432,996
Pharmaceuticals (5.7%)
Novartis AG (a)	75,505	3,670,537
Roche Holding AG (a)	29,736	3,866,454
		7,536,991
		14,471,188

See accompanying notes to financial statements.

Annual Report 2010

Statement of Investments (concluded)

July 31, 2010

Aberdeen International Equity Institutional Fund

	Shares or Principal Amount	Value
TAIWAN (3.3%)
Semiconductors & Semiconductor Equipment (3.3%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,269,000	$4,380,252
UNITED KINGDOM (20.7%)
Commercial Banks (3.1%)
HSBC Holdings PLC	113	5,772
Standard Chartered PLC (a)	144,028	4,161,223
		4,166,995
Machinery (1.4%)
Weir Group PLC (The) (a)	102,578	1,890,021
Metals & Mining (4.5%)
BHP Billiton PLC (a)	88,096	2,698,777
Rio Tinto PLC (a)	63,760	3,299,942
		5,998,719
Multi-utilities (1.9%)
Centrica PLC (a)	536,929	2,559,197
Oil, Gas & Consumable Fuels (1.9%)
Royal Dutch Shell PLC, Class A (a)	93,137	2,565,134
Tobacco (3.5%)
British American Tobacco PLC (a)	133,338	4,587,471
Wireless Telecommunication Services (4.4%)
Vodafone Group PLC (a)	2,531,617	5,902,946
		27,670,483
Total Common Stocks		118,742,682
PREFERRED STOCKS (4.8%)
BRAZIL (4.2%)
Commercial Banks (2.3%)
Banco Bradesco SA ADR, Preferred Shares	161,150	3,002,224
Oil, Gas & Consumable Fuels (1.9%)
Petroleo Brasileiro SA ADR, Preferred Shares	81,000	2,579,850
		5,582,074
REPUBLIC OF SOUTH KOREA (0.6%)
Semiconductors & Semiconductor Equipment (0.6%)
Samsung Electronics Co. Ltd. GDR, Preferred Shares (a)	3,600	836,703
Total Preferred Stocks		6,418,777

	Shares or Principal Amount	Value
REPURCHASE AGREEMENT (5.0%)
UNITED STATES (5.0%)
State Street Bank, 0.12% dated 07/30/2010, due 8/02/10, repurchase price $6,605,066 collateralized by U.S. Treasury Note, maturing 04/30/15; total market value of $6,738,316.	6,605,000	$6,605,000
Total Investments (Cost $124,117,449)—99.1%		131,766,459

Other assets in excess of liabilities—0.9%		1,131,264
Net Assets—100.0%		$132,897,723

(a)	Fair Valued Security; countries with a Fair Value designation indicate all its securities are Fair Valued. Fair Values are determined pursuant to procedures approved by the Board of Trustees.
(b)	Security acquired in a transaction exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At July 31, 2010, the aggregate market value of these securities amounted to $208,800 or 0.16% of net assets applicable to common shareholders.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying notes to financial statements.

2010 Annual Report

Statements of Assets and Liabilities

July 31, 2010

	Aberdeen Core Income Fund		Aberdeen International Equity Institutional Fund
Assets:
Investments, at value (cost $192,975,099; $124,117,449)	$200,055,493		$131,766,459
Cash	528,310		256
Foreign currency, at value (cost $0; $3,772,102)	–		3,773,009
Interest and dividends receivable	1,468,533		649,210
Receivable for capital shares issued	15,541		92,846
Receivable for investments sold	18,460,053		66,548
Receivable from adviser	–		187,419
Prepaid expenses and other assets	13,717		30,558

Total Assets	220,541,647		136,566,305

Liabilities:
Payable for investments purchased	20,409,421		3,440,660
Distributions payable	55,056		–
Payable for capital shares redeemed	9,691		27,922
Accrued expenses and other payables:
Investment advisory fees	31,524		61,010
Administration fees	4,307		2,702
Fund accounting fees	1,705		3,470
Transfer agent fees	5,002		6,820
Distribution fees	469		8
Printing fees	14,224		8,400
Legal fees	12,134		6,210
Custodian fees	7,648		56,425
Other	9,218		54,955

Total Liabilities	20,560,399		3,668,582

Net Assets	$199,981,248		$132,897,723

Represented by:
Capital	$188,326,620		$180,782,512
Accumulated net investment (loss)	(42,768)		(179,058)
Accumulated net realized gain (loss) on investments and foreign currency transactions	4,617,002		(55,401,722)
Net unrealized appreciation on investments and translation of assets and liabilities denominated in foreign currencies	7,080,394		7,695,991

Net Assets	$199,981,248		$132,897,723

Net Assets:
Class A	$3,085,476		$–
Class C	10,145		–
Institutional Service Class	1,009		970,042	(a)
Institutional Class	196,884,618	(b)	131,927,681	(b)

Total	$199,981,248		$132,897,723

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Assets and Liabilities (concluded)

July 31, 2010

	Aberdeen Core Income Fund		Aberdeen International Equity Institutional Fund
Shares outstanding (unlimited number of shares authorized):
Class A Shares	269,597		–
Class C Shares	888		–
Institutional Service Class Shares	88		85,656	(a)
Institutional Class Shares	17,102,231	(b)	11,654,116	(b)

Total	17,372,804		11,739,772

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$11.44		$–
Class C Shares	$11.42		$–
Institutional Service Class Shares	$11.47	(c)	$11.32	(a)
Institutional Class Shares	$11.51	(b)	$11.32	(b)
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$11.95		$–
Maximum Sales Charge:
Class A Shares	4.25%		N/A

(a)	Formerly Class A shares.
(b)	Formerly Class Y Shares.
(c)	The NAV shown above differs from the traded NAV on July 31, 2010 due to financial statement rounding.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Operations

For the Year Ended July 31, 2010

	Aberdeen Core Income Fund	Aberdeen International Equity Institutional Fund
INVESTMENT INCOME:
Dividend income	$–	$2,189,072
Interest income	8,756,404	6,448
Other income	53,926	–
Foreign tax withholding	–	(155,421)

Total Income	8,810,330	2,040,099

Expenses:
Investment advisory fees	1,164,808	962,688
Administration fees	173,507	84,313
Fund accounting fees	159,775	95,854
Transfer agent fees	62,702	70,156
Distribution fees Class A	16,420	–
Distribution fees Class C	3,022	–
Distribution fees Institutional Service Class	–	6,788
Trustee fees	37,713	18,485
Legal fees	32,055	16,069
Compliance program costs	26,345	12,883
Printing fees	26,013	14,227
Custodian fees	19,826	158,205
Registration and filing fees	4,749	21,538
Other	96,351	54,287

Total expenses before reimbursed/waived expenses	1,823,286	1,515,493
Expenses reimbursed/waived by investment adviser	(292,209)	(101,297)

Net Expenses	1,531,077	1,414,196

Net Investment Income	7,279,253	625,903

REALIZED/UNREALIZED GAIN (LOSS) FROM INVESTMENTS:
Realized gain (loss) on investment transactions	5,202,817	(7,992,224)
Realized loss on foreign currency transactions	–	(60,976)

Net realized gain (loss) from investments and foreign currency transactions	5,202,817	(8,053,200)

Net change in unrealized appreciation/depreciation from investment transactions	3,097,698	12,419,301
Net change in unrealized appreciation/depreciation from foreign currency transactions	–	906

Net change in unrealized appreciation/depreciation from investments and translation of assets and liabilities in foreign currencies	3,097,698	12,420,207

Net realized/unrealized gain from investments and foreign currency transactions	8,300,515	4,367,007

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$15,579,768	$4,992,910

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Changes in Net Assets

	Aberdeen Core Income Fund
	Year Ended July 31, 2010	Year Ended July 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$7,279,253	$10,170,833
Net realized gain from investments	5,202,817	789,365
Net change in unrealized appreciation/depreciation on investments	3,097,698	4,772,498

Change in net assets resulting from operations	15,579,768	15,732,696

Distributions to Shareholders From:
Net investment income:
Class A	(125,575)	(122,040)
Class B(a)	–	(23,521)
Class C	(8,299)	(23,972)
Institutional Service Class	(2)	–
Institutional Class(b)	(7,093,030)	(9,873,931)
Net realized gains:
Class A	(4,852)	–
Class B(a)	–	–
Class C	(504)	–
Institutional Service Class	–	–
Institutional Class(b)	(228,570)	–

Change in net assets from shareholder distributions	(7,460,832)	(10,043,464)

Change in net assets from capital transactions	(10,742,934)	(86,898,398)

Change in net assets	(2,623,998)	(81,209,166)

Net Assets:
Beginning of year	202,605,246	283,814,412

End of year	$199,981,248	$202,605,246

Undistributed (distributions in excess of) net investment income	$(42,768)	$(41,189)

(a)	Effective July 12, 2010, Class B shares were converted into Class A shares, and the Fund ceased offering Class B shares.
(b)	Formerly Class Y shares.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Core Income Fund
	Year Ended July 31, 2010	Year Ended July 31, 2009

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$794,373	$1,236,816
Proceeds from conversion of Class B shares	151,904	–
Dividends reinvested	96,931	95,436
Cost of shares redeemed	(1,444,728)	(1,313,720)

Total Class A	(401,520)	18,532

Class B Shares(a)
Proceeds from shares issued	–	1,891
Dividends reinvested	7,405	18,203
Cost of shares redeemed	(382,880)	(395,513)
Cost of shares converted to Class A shares	(151,904)	–

Total Class B	(527,379)	(375,419)

Class C Shares
Proceeds from shares issued	26,777	127,115
Dividends reinvested	8,633	23,758
Cost of shares redeemed	(492,917)	(565,165)

Total Class C	(457,507)	(414,292)

Institutional Service Class Shares
Proceeds from shares issued	1,000 (c)	–
Dividends reinvested	2 (c)	–

Total Institutional Service Class	1,002 (c)	–

Institutional Class Shares(b)
Proceeds from shares issued	44,492,621	25,304,699
Dividends reinvested	1,390,343	2,231,165
Cost of shares redeemed	(55,240,494)	(113,663,083)

Total Institutional Class	(9,357,530)	(86,127,219)

Change in net assets from capital transactions:	$(10,742,934)	$(86,898,398)

(a)	Effective July 12, 2010, Class B shares were converted into Class A shares, and the Fund ceased offering Class B shares.
(b)	Formerly Class Y shares.
(c)	For the period July 12, 2010 (commencement of operations) to July 31, 2010.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Changes in Net Assets (concluded)

	Aberdeen Core Income Fund
	Year Ended July 31, 2010	Year Ended July 31, 2009

SHARE TRANSACTIONS:
Class A
Issued	71,533	114,300
Reinvested	8,674	8,875
Redeemed	(129,352)	(122,509)
Converted from Class B shares	13,377	–

Total Class A Shares	(35,768)	666

Class B(a)
Issued	–	172
Reinvested	666	1,700
Redeemed	(34,604)	(37,043)
Converted to Class A shares	(13,407)	–

Total Class B Shares	(47,345)	(35,171)

Class C
Issued	2,397	11,868
Reinvested	777	2,218
Redeemed	(44,438)	(52,483)

Total Class C Shares	(41,264)	(38,397)

Institutional Service Class Shares
Issued	88 (c)	–
Redeemed	– (c)	–

Total Institutional Service Class	88 (c)	–

Institutional Class Shares(b)
Issued	3,950,634	2,343,136
Reinvested	123,581	206,647
Redeemed	(4,907,770)	(10,525,633)

Total Institutional Class	(833,555)	(7,975,850)

Total change in shares:	(957,844)	(8,048,752)

(a)	Effective July 12, 2010, Class B shares were converted into Class A shares, and the Fund ceased offering Class B shares.
(b)	Formerly Class Y shares.
(c)	For the period July 12, 2010 (commencement of operations) to July 31, 2010.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Changes in Net Assets

	Aberdeen International Equity Institutional Fund
	Year Ended July 31, 2010	Year Ended July 31, 2009

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$625,903	$903,442
Net realized loss on investments and foreign currency transactions	(8,053,200)	(45,609,416)
Net change in unrealized appreciation/depreciation on investments and translation of assets and liabilities denominated in foreign currencies	12,420,207	(5,784,197)

Change in net assets resulting from operations	4,992,910	(50,490,171)

Distributions to Shareholders From:
Net investment income:
Class B(a)	–	–
Class C(a)	–	–
Institutional Service Class(b)	(2,050)	(3,375)
Institutional Class(c)	(442,682)	(437,376)
Net realized gains:
Class B(a)	–	(17,199)
Class C(a)	–	(67,080)
Institutional Service Class (b)	–	(228,207)
Institutional Class(c)	–	(20,315,206)
Return of capital:
Class B(a)	–	(63)
Class C(a)	–	(299)
Institutional Service Class(b)	–	(2,147)
Institutional Class(c)	–	(178,285)

Change in net assets from shareholder distributions	(444,732)	(21,249,237)

Change in net assets from capital transactions	47,592,444	(32,451,516)

Change in net assets	52,140,622	(104,190,924)

Net Assets:
Beginning of year	80,757,101	184,948,025

End of year	$132,897,723	$80,757,101

Undistributed net investment income	$(179,058)	$(244,504)

(a)	Effective July 12, 2010, Class B & Class C shares were converted into Institutional Service Class shares, and the Fund ceased offering Class B and Class C shares.
(b)	Formerly Class A shares.
(c)	Formerly Class Y shares.

See accompanying notes to financial statements.

Annual Report 2010

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Institutional Fund
	Year Ended July 31, 2010	Year Ended July 31, 2009

CAPITAL TRANSACTIONS
Class B Shares(a)
Proceeds from shares issued	$1,844	$–
Dividends reinvested	–	14,365
Cost of shares redeemed	(35,402)	(71,619)
Cost of shares converted to Institutional Service Class shares	(488,323)	–

Total Class B	(521,881)	(57,254)

Class C Shares(a)
Proceeds from shares issued	13,233	84,209
Dividends reinvested	–	67,380
Cost of shares redeemed	(217,091)	(225,783)
Cost of shares converted to Institutional Service Class shares	(1,225)	–

Total Class C	(205,083)	(74,194)

Institutional Service Class Shares(b)
Proceeds from shares issued	256,800	321,788
Proceeds of shares converted from Class B and Class C shares	489,548	–
Proceeds of shares issued in merger of Pacific Capital International Stock Fund and Aberdeen International Equity Institutional Fund	300	–
Dividends reinvested	1,677	187,513
Cost of shares redeemed	(638,200)	(321,376)

Total Institutional Service Class	110,125	187,925

Institutional Class Shares(c)
Proceeds from shares issued	43,317,458	6,172,005
Proceeds of shares issued in merger of Pacific Capital International
Stock Fund and Aberdeen International Equity Institutional Fund	33,952,539	–
Dividends reinvested	53,309	20,310,900
Cost of shares redeemed	(29,114,023)	(58,990,898)

Total Institutional Class	48,209,283	(32,507,993)

Change in net assets from capital transactions:	$47,592,444	$(32,451,516)

(a)	Effective July 12, 2010, Class B & Class C shares were converted into Institutional Service Class shares, and the Fund ceased offering Class B and Class C shares.
(b)	Formerly Class A shares.
(c)	Formerly Class Y shares.

See accompanying notes to financial statements.

2010 Annual Report

Statements of Changes in Net Assets (concluded)

	Aberdeen International Equity Institutional Fund
	Year Ended July 31, 2010	Year Ended July 31, 2009

SHARE TRANSACTIONS
Class B Shares(a)
Issued	165	–
Reinvested	–	3,207
Redeemed	(3,019)	(9,973)
Redeemed in conversion to Institutional Service Class shares	(1,654)	–

Total Class B	(4,508)	(6,766)

Class C Shares(a)
Issued	1,170	16,249
Reinvested	–	15,074
Redeemed	(17,762)	(40,040)
Redeemed in conversion to Institutional Service Class shares	(1,328)	–

Total Class C	(17,920)	(8,717)

Institutional Service Class Shares(b)
Issued	22,202	33,747	(d)
Issued in conversion of Class B and Class C shares	2,982	–
Shares issued in merger of Pacific Capital International Stock Fund and
Aberdeen International Equity Institutional Fund	92	–
Reinvested	154	22,918	(d)
Redeemed	(54,673)	(27,288	)(d)

Total Institutional Service Class	(29,243)	29,377

Institutional Class Shares(c)
Issued	3,822,320	587,259	(d)
Shares issued in merger of Pacific Capital International Stock Fund and
Aberdeen International Equity Institutional Fund	3,118,313	–
Reinvested	4,890	2,485,767	(d)
Redeemed	(2,579,112)	(5,359,618	)(d)

Total Institutional Class	4,366,411	(2,286,592)

Total change in shares:	4,314,740	(2,272,698)

(a)	Effective July 12, 2010, Class B & Class C shares were converted into Institutional Service Class shares, and the Fund ceased offering Class B and Class C shares.
(b)	Formerly Class A shares.
(c)	Formerly Class Y shares.
(d)	Share amounts have been restated utilizing the conversion ratios in effect on the merger date of July 12, 2010.

See accompanying notes to financial statements.

Annual Report 2010

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Income Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income		Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares(i)
Year Ended July 31, 2010	$10.99	$0.41	(a)	$0.43	$0.84	$(0.38)	$(0.01)	$(0.39)	$11.44
Year Ended July 31, 2009	10.70	0.44	(a)	0.28	0.72	(0.43)	—	(0.43)	10.99
Year Ended July 31, 2008	10.62	0.48		0.07	0.55	(0.47)	—	(0.47)	10.70
Year Ended July 31, 2007	10.61	0.50		—	0.50	(0.49)	—	(0.49)	10.62
Year Ended July 31, 2006	11.02	0.44		(0.41)	0.03	(0.44)	—	(0.44)	10.61
Class C Shares(i)
Year Ended July 31, 2010	10.97	0.31	(a)	0.45	0.76	(0.30)	(0.01)	(0.31)	11.42
Year Ended July 31, 2009	10.67	0.36		0.29	0.65	(0.35)	—	(0.35)	10.97
Year Ended July 31, 2008	10.60	0.40		0.06	0.46	(0.39)	—	(0.39)	10.67
Year Ended July 31, 2007	10.59	0.42		—	0.42	(0.41)	—	(0.41)	10.60
Year Ended July 31, 2006	11.00	0.36		(0.41)	(0.05)	(0.36)	—	(0.36)	10.59
Institutional Service Class Shares(i)
Period Ended July 31, 2010(g)	11.40	0.02	(a)	0.07	0.09	(0.02)	—	(0.02)	11.47
Institutional Class Shares(h)(i)
Year Ended July 31, 2010	11.05	0.41	(a)	0.47	0.88	(0.41)	(0.01)	(0.42)	11.51
Year Ended July 31, 2009	10.76	0.47	(a)	0.28	0.75	(0.46)	—	(0.46)	11.05
Year Ended July 31, 2008	10.68	0.51		0.07	0.58	(0.50)	—	(0.50)	10.76
Year Ended July 31, 2007	10.67	0.53		—	0.53	(0.52)	—	(0.52)	10.68
Year Ended July 31, 2006	11.09	0.47		(0.42)	0.05	(0.47)	—	(0.47)	10.67

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts	listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Core Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

7.81%	$3,085	1.07%	3.38%	1.35%	84.40%
6.93%	3,356	1.01%	4.10%	1.31%	46.98%
5.21%	3,259	0.94%	4.42%	1.24%	65.72%
4.75%	3,115	0.93%	4.67%	1.23%	66.38%
0.29%	3,689	0.96%	4.06%	1.45%	85.53%

7.03%	10	1.80%	2.78%	1.95%	84.40%
6.24%	462	1.76%	3.36%	1.91%	46.98%
4.34%	860	1.69%	3.67%	1.84%	65.72%
3.98%	964	1.68%	3.90%	1.83%	66.38%
(0.45%)	1,322	1.71%	3.34%	1.92%	85.53%

0.79%	1	0.33%	3.31%	0.38%	84.40%

8.12%	196,885	0.76%	3.64%	0.90%	84.40%
7.15%	198,268	0.76%	4.32%	0.91%	46.98%
5.44%	278,815	0.69%	4.64%	0.84%	65.72%
4.98%	308,116	0.68%	4.88%	0.83%	66.38%
0.45%	287,360	0.71%	4.30%	0.92%	85.53%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from July 12, 2010 (commencement of operations) through July 31, 2010.
(h)	Formerly Class Y shares.
(i)	Pacific Capital High Grade Core Fixed Income Fund was reorganized into Aberdeen Core Income Fund on July 12, 2010.

2010 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

International Equity Institutional Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Distributions from Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Institutional Service Class Shares(e)(f)
Year Ended July 31, 2010	$10.86	$0.03	$0.45	$0.48	$(0.02)	$–	$–	$(0.02)	$11.32
Year Ended July 31, 2009(g)	19.21	0.10	(5.42)	(5.32)	(0.03)	(2.98)	(0.02)	(3.03)	10.86
Year Ended July 31, 2008(g)	22.75	0.20	(2.06)	(1.86)	(0.20)	(1.48)	–	(1.68)	19.21
Year Ended July 31, 2007(g)	18.12	0.18	4.65	4.83	(0.20)	–	–	(0.20)	22.75
Year Ended July 31, 2006(g)	15.01	0.12	3.12	3.24	(0.13)	–	–	(0.13)	18.12
Institutional Class Shares(e)(h)
Year Ended July 31, 2010	10.87	0.07	0.44	0.51	(0.06)	–	–	(0.06)	11.32
Year Ended July 31, 2009(g)	19.08	0.11	(5.25)	(5.14)	(0.07)	(2.98)	(0.02)	(3.07)	10.87
Year Ended July 31, 2008(g)	22.55	0.29	(2.04)	(1.75)	(0.24)	(1.48)	–	(1.72)	19.08
Year Ended July 31, 2007(g)	17.97	0.21	4.61	4.82	(0.24)	–	–	(0.24)	22.55
Year Ended July 31, 2006(g)	14.88	0.15	3.10	3.25	(0.16)	–	–	(0.16)	17.97

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Not annualized for periods less than one year.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying notes to financial statements.

Annual Report 2010

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

International Equity Institutional Fund (concluded)

	Ratios/Supplemental Data

Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

4.47%	$970	1.79%	0.21%	2.01%	128.99%
(22.32%)	1,248	1.83%	0.88%	2.08%	50.99%
(9.03%)	1,644	1.35%	1.10%	1.60%	52.32%
26.68%	1,221	1.35%	0.86%	1.60%	47.50%
21.65%	999	1.48%	0.68%	1.90%	46.18%

4.71%	131,928	1.43%	0.53%	1.53%	128.99%
(22.21%)	79,264	1.55%	1.01%	1.65%	50.99%
(8.80%)	182,692	1.10%	1.32%	1.20%	52.32%
26.90%	246,057	1.10%	1.07%	1.20%	47.50%
21.90%	209,798	1.23%	1.15%	1.39%	46.18%

(e)	Pacific Capital International Stock Fund was reorganized into Aberdeen International Equity Institutional Fund on July 12, 2010.
(f)	Formerly Class A shares.
(g)	Historical net asset value and per share amounts have been restated to reflect conversion ratios in effect on the merger date of July 12, 2010.
(h)	Formerly Class Y shares.

2010 Annual Report

Notes to Financial Statements

July 31, 2010

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of July 31, 2010, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of July 31, 2010, the Trust operated twenty-two (22) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the two (2) funds listed below (each a “Fund” and collectively, the “Funds”):

–	Aberdeen Core Income Fund (“Core Income Fund”)
–	Aberdeen International Equity Institutional Fund (“International Equity Institutional Fund”)

On July 12, 2010, the Core Income Fund, which had not yet commenced operations, acquired the assets and assumed the liabilities of the High Grade Core Fixed Income Fund, a series of Pacific Capital Funds (the “Core Income Predecessor Fund”). The Core Income Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, the Core Income Fund assumed the July 31 fiscal year end of the Core Income Predecessor Fund and certain financial history of the Core Income Predecessor Fund is included in these financial statements. At the September 6, 2010 Board of Trustees meeting, the Core Income Fund’s fiscal year end and tax year end were changed to October 31, and as a result, shareholders will receive an audited shareholder report as of October 31, 2010.

In connection with the reorganization, the Core Income Predecessor Fund’s Class A, Class B, Class C and Class Y shares were converted into Class A, Class A, Class C and Institutional Class shares of the Core Income Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of July 12, 2010:

	Shares Issued	Net Assets Converted	Net Asset Value Per Shares Issued
Class A	258,969	$2,940,706	$11.36
Class B	13,372	151,905	11.36
Class C	887	10,044	11.33
Institutional Class	17,692,538	202,091,050	11.42

On July 12, 2010, the International Equity Institutional Fund acquired the assets and assumed the liabilities of the International Stock Fund, a series of Pacific Capital Funds (the “International Equity Institutional Predecessor Fund”). The International Equity Institutional Predecessor Fund is considered the accounting survivor of the reorganization and accordingly, the International Equity Institutional Fund assumed the July 31 fiscal year end of the International Equity Institutional Predecessor Fund and certain financial history of the International Equity Institutional Predecessor Fund is included in these financial statements. At the September 6, 2010 Board of Trustees meeting, the International Equity Institutional Fund’s fiscal year end and tax year end were changed to October 31, and as a result, shareholders will receive an audited shareholder report as of October 31, 2010.

In connection with the reorganization, the International Equity Institutional Predecessor Fund’s Class A, Class B, Class C and Class Y shares were converted into Institutional Service Class, Institutional Service Class, Institutional Service Class and Institutional Class shares of the International Equity Institutional Fund, respectively.

The following is a summary of the net assets converted and net asset value per share issued as of July 12, 2010:

	Shares Issued	Net Assets Converted	Net Asset Value Per Shares Issued
Class A	84,617	$929,345	$10.98
Class A	1,654	18,165	10.98
Class C	1,328	14,583	10.98
Class Y	8,015,491	87,998,355	10.98

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates.

Annual Report 2010

Notes to Financial Statements (continued)

July 31, 2010

(a)	Security Valuation

Securities for which market quotations are readily available are valued at current market value as of “Valuation Time.” Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Standard Time). Equity securities are valued at the last quoted sale price or, if there is no sale price, the last quoted bid price provided by an independent pricing service approved by the Trust’s Board of Trustees (“Board of Trustees”). Securities traded on NASDAQ are valued at the NASDAQ official closing price. Prices are taken from the primary market or exchange in which each security trades. Investment companies are valued at net asset value as reported by such company.

Most securities listed on a foreign exchange are valued either at fair value (see description below) or at the last sale price at the close of the exchange on which the security is principally traded. Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rate of said currencies against the U.S. dollar, as of Valuation Time, as provided by an independent pricing service approved by the Board of Trustees.

Debt and other fixed-income securities (other than short-term obligations) are valued at the last quoted bid price and/or by using a combination of daily quotes and matrix evaluations provided by an independent pricing service, the use of which has been approved by the Board of Trustees. In the event such quotes are not available from such pricing agents, then the security may be priced based on bid quotations from broker-dealers. Short-term debt securities of sufficient credit quality such as commercial paper and U.S. Treasury Bills having a remaining maturity of 60 days or less at the time of purchase are valued at amortized cost, which approximates fair value.

Securities for which market quotations are not readily available, or for which an independent pricing service does not provide a value or provides a value that does not represent fair value in the judgment of the Funds’ investment adviser or designee, are valued at fair value under procedures approved by the Board of Trustees. In addition, fair value determinations are required for securities whose value is affected by a “significant” event that materially affects the value of a domestic or foreign security which occurs subsequent to the time of the close of the principal market on which such domestic or foreign security trades and before the Valuation Time. Typically, this will involve events occurring after the close of a foreign market on which a security trades and before the next Valuation Time.

The International Equity Institutional Fund’s equity securities that are traded on a foreign exchange or market which closes prior to the Fund’s Valuation Time are fair valued by an independent pricing service. The fair value of each such security generally is calculated by applying a valuation factor provided by the independent pricing service to the last sales price for that security. If the pricing service is unable to provide a fair value for a security, the security will continue to be valued at the last sale price at the close of the exchange on which it is principally traded, subject to adjustment by the Fund’s Pricing Committee. When the fair value prices are utilized, the value assigned to the foreign securities may not be quoted or published prices of the securities on their primary markets.

In accordance with Accounting Standards Codifications 820 “Fair Value Measurements and Disclosures” (“ASC 820”), fair value is defined as the price that the Fund would receive upon selling an investment in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. The valuation techniques utilized by the Funds maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Funds’ investments are summarized in the three broad levels listed below:

•	Level 1- quoted prices in active markets for identical assets
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)
•	Level 3- significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

2010 Annual Report

Notes to Financial Statements (continued)

July 31, 2010

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The following is a summary of the inputs used to value each of the Funds’ investments as of July 31, 2010:

	LEVEL 1–Quoted Prices ($)*	LEVEL 2–Other Significant Observable Inputs ($)*	Total ($)
Aberdeen Core Income Fund
Investments in Securities
Asset Backed Securities	–	2,499,485	2,499,485
Mortgage Backed Securities	–	5,627,098	5,627,098
Corporate Bonds	–	63,945,322	63,945,322
Foreign Non-Government Bonds	–	2,916,862	2,916,862
Municipal Bonds	–	3,071,964	3,071,964
U.S. Government Agency Mortgage Backed Agencies	–	63,743,144	63,743,144
U.S. Treasury Obligations	–	46,389,878	46,389,878
U.S. Government Agencies	–	6,927,118	6,927,118
Yankee Dollars		2,817,622	2,817,622
Short Terms	–	2,117,000	2,117,000

	–	200,055,493	200,055,493

International Equity Institutional Fund
Investments in Securities
Common Stocks
Commercial Banks	5,772	9,604,369	9,610,141
Energy Equipment & Services	4,029,030	–	4,029,030
Insurance	–	11,756,055	11,756,055
Road & Rail	1,950,071	–	1,950,071
Semiconductors & Semiconductor Equipment	2,855,485	4,589,052	7,444,537
All Other	–	83,952,848	83,952,848
Preferred Stocks
Commercial Banks	3,002,224	–	3,002,224
Oil, Gas & Consumable Fuels	2,579,850	–	2,579,850
All Other	–	836,703	836,703
Repurchase Agreement	–	6,605,000	6,605,000

	14,422,432	117,344,027	131,766,459

Amounts listed as “–” are $0 or round to $0.

*	At July 31, 2010, there were no significant transfers in or out of Level 1 or Level 2 fair value measurements.

There were no Level 3 securities held in the Funds during the year ended July 31, 2010. For detailed industry descriptions, see the accompanying Statements of Investments.

For the year ended July 31, 2010, there have been no significant changes to the fair valuation methodologies relating to the Core Income Fund. For the International Equity Institutional Fund (the “Fund”), there has been a transfer from Level 1 to Level 2 relating to the Fund imposing daily fair valuation on foreign equity positions. At prior year-end, the Fund did not fair value foreign equity positions.

(b)	Repurchase Agreements

The Funds may enter into repurchase agreements. It is the Funds’ policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. If the counterparty defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited.

Annual Report 2010

Notes to Financial Statements (continued)

July 31, 2010

(c)	Foreign Currency Transactions

The accounting records of the Funds are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange as of Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies.

(d)	Security Transactions and Investment Income

During the period, security transactions are accounted for no later than one business day following the trade date. For financial reporting purposes, however, security transactions are accounted for on the trade date if the trade was on the last business day of the reporting period. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income is recorded on the ex-dividend date except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date; interest income is recorded on an accrual basis using the effective interest method. Expenses are recorded on an accrual basis.

(e)	Distributions to Shareholders

Dividends from net investment income are declared daily and paid monthly for the Core Income Fund, and declared and paid annually for the International Equity Institutional Fund. For both Funds, distributions from net realized capital gains, if any, are declared and distributed at least annually. All distributions are recorded on the ex-dividend date. Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP.

(f)	Federal Income Taxes

Each Fund intends to qualify or continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all, or substantially all, federal income taxes. Therefore, no federal income tax provision is required.

Management of the Fund has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal tax returns for the prior four fiscal years are subject to examination by the Internal Revenue Service.

(g)	Allocation of Expenses, Income, and Gains and Losses

Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among all or certain Funds of the Trust. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses is based on the fair value of shares outstanding relative to net assets. Under this method, each class of shares participates based on the total net asset value of that class’s shares in proportion to the total net assets of the Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

(h)	Earnings Credits

The Funds’ custodial arrangements include a provision to reduce their custodial fees by the amount of earnings credits recognized on cash deposits in demand deposit accounts.

3. Agreements and Transaction with Affiliates

(a)	Investment Adviser

Under the current Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board of Trustees. In addition, Aberdeen provides investment management evaluation services in initially selecting subadvisers, allocating some or all of a Fund’s assets to the subadvisers to manage, and monitoring, on an ongoing basis, the performance of the subadvisers, if applicable. Both Aberdeen Asset Management Asia Limited

2010 Annual Report

Notes to Financial Statements (continued)

July 31, 2010

(“AAMAL”) and Aberdeen Asset Management Investment Services Limited (“AAMISL”) serve as subadvisers to the International Equity Institutional Fund and have the responsibility for making all investment decisions for the portion of the Fund’s assets they manage. The Core Income Fund is not currently managed by a subadviser.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee paid monthly based on that Fund’s average daily net assets according to the following schedule:

Fund	Fee Schedule
Core Income Fund	Up to $2 billion	0.30%
	$2 billion up to $5 billion	0.275%
	On $5 billion and more	0.25%
International Equity Institutional Fund	On all assets	0.80%

Prior to July 12, 2010, the Core Income Predecessor Fund and the International Equity Institutional Predecessor Fund were managed by the Asset Management Group of Bank of Hawaii (“Asset Management Group”). The Core Income Predecessor Fund and the International Equity Institutional Predecessor Fund paid Asset Management Group a fee of 0.60% and 0.45%, respectively, of the average daily net assets of each Predecessor Fund. The International Equity Institutional Predecessor Fund was subadvised by Hansberger Global Investors, Inc. Annual fees paid to the subadviser was equivalent to 0.60% of the first $75 million; 0.35% in excess of $75 million.

Aberdeen entered into a written contract (“Expense Limitation Agreement”) with the Trust on behalf of the Funds that is effective through the dates listed below, and can only be terminated by the Board of Trustees. The Expense Limitation Agreement limits operating expenses (excluding any interest, taxes, brokerage fees, short sale dividend expenses, acquired fund fees and expenses and administrative services fees) from exceeding the amounts listed below:

Fund	Effective Through	Class A Shares	Class C Shares	Institutional Shares	Institutional Service Class Shares
Core Income Fund	2/28/2011	0.75%	1.50%	0.50%	0.50%
International Equity Institutional Fund	7/20/2011	N/A	N/A	0.95%	0.95%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Fund was made. However, no reimbursement will be made unless: (i) the Fund’s assets exceed $100 million; (ii) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and (iii) the payment of such reimbursement is approved by the Board of Trustees on a quarterly basis (the “Reimbursement Requirements”). Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

Fund	Amount Fiscal Year 2009 (Expires 10/31/12)	Amount Fiscal Year 2010 (Expires 10/31/13)
Aberdeen International Equity Institutional Fund	$26,644*	$103,243**

*	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the Aberdeen International Equity Institutional Fund’s (the Fund) former fiscal yearend of October 31, 2009.
**	Expenses waived or reimbursed under the terms of the Expense Limitation Agreement during the period November 1, 2009 to July 31, 2010, the former fiscal period of the Fund. The Fund’s Board of Trustees has changed the fiscal year end of the Fund back to October 31, at the Fund’s September 6th Board meeting.

Annual Report 2010

Notes to Financial Statements (continued)

July 31, 2010

(b)	Fund Administration

Under the terms of a Fund Administration agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, and regulatory reports, and presentation of quarterly reports to the Board of Trustees. For Fund Administration, the Funds pay Aberdeen a combined annual fee based on the Trust’s average daily net assets as set forth in the fee schedule below. The fees are then allocated proportionately among all series of the Trust in relation to the average daily net assets of the respective series, and are paid to Aberdeen.

Combined Fee Schedule*
Up to $500 million	0.065%
$500 million up to $2 billion	0.045%
$2 billion or more	0.02%

*	The asset-based fees are subject to an annual minimum fee.

Prior to July 12, 2010, Bank of Hawaii acted as the administrator to the Predecessor Funds at an annual rate of 0.04% of the average daily net assets of the Funds for this service.

(c)	Sub-administrator and Fund Accountant

Effective June 1, 2010, Aberdeen has entered into a Sub-Administration Agreement with State Street Bank and Trust Company (“State Street”) whereby State Street assists Aberdeen in providing certain of the administration services for the Funds, including certain fund accounting services. For its services, State Street receives fees as follows based on the combined average net assets of the Aberdeen registered and non-registered products: 0.05% on the first $4 billion, 0.04% on the next $4 billion; 0.03% on the next $2 billion and 0.02% thereafter. Of this calculated amount, Sub-Administration fees represent two-thirds off the calculated fee and this amount is paid directly to State Street by Aberdeen. Of the remaining one-third amount, the Funds pay their prorated portion, based on net assets, to State Street as Fund Accounting fees

Prior to July 12, 2010, Citi Fund Services Ohio, Inc. (“Citi”) served the Trust as Sub-Administrator pursuant to an agreement among the Trust, Bank of Hawaii and Citi. Citi received fees from the Trust at the annual rate of 0.05% of the average daily net assets of the Trust and $10,000 annually for providing additional regulatory services, plus out-of-pocket expenses.

Citi also served the Trust as Fund Accountant. Under the terms of the fund accounting agreement, Citi was entitled to receive fees and reimbursement for certain out-of-pocket expenses.

(d)	Transfer Agent

Under the current Services Agreement with Citi Fund Services Ohio, Inc. (“Citi”), a wholly owned subsidiary of Citibank, N.A., Citi provides transfer agent and dividend disbursement agent services. For these services, the Trust pays Citi a per account fee.

Prior to July 12, 2010, Citi also served the Trust as Transfer Agent. Under the terms of the fund transfer agency agreements, Citi was entitled to receive fees and reimbursement for certain out-of-pocket expenses.

(e)	Distributor

The Trust and Aberdeen Fund Distributors LLC, (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement, (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. Prior to July 12, 2010, Foreside Distribution Services L.P. (“Foreside”) served as principal underwriter and distributor to the Predecessor Funds, pursuant to Predecessor Funds’ distribution agreement.

The Trust has adopted a Distribution Plan (the “Plan”) under Rule 12b-1 of the 1940 Act with respect to certain classes of shares. The Plan permits the Core Income Fund to compensate AFD, as the Fund’s Distributor, for expenses associated with the distribution of certain classes of shares of the Fund. Although actual distribution expenses may be more or less, under the Plan the Core Income Fund will pay the Distributor an annual fee in an amount that will not exceed the following amounts:

Fund	Class A Shares	Class C Shares	Institutional Service Class Shares	Institutional Shares
Core Income Fund	0.25%	1.00%	N/A	N/A

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

2010 Annual Report

Notes to Financial Statements (continued)

July 31, 2010

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of up to 1% imposed on certain redemptions of Class C shares (and up to 4.25% on redemptions of certain Class A shares).

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Core Income Fund which have a maximum front-end sales charge of 4.25% and 0.85% on Class C shares of the series of the Trust (on the deferred sales charge assessed on sales within one year of purchase).

For the period August 1, 2009 to July 12, 2010, Foreside was paid $15,649 and $5,401 in distribution fees by the Core Income Fund Predecessor Fund and International Equity Institutional Predecessor Fund, respectively, of which certain amounts were retained.

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the Funds (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds.

There were no expenses incurred under the terms of the Administrative Services Plan during the year ended July 31, 2010.

For the period August 1, 2009 to July 12, 2010, the Core Income Fund Predecessor Fund and International Equity Institutional Predecessor Fund did not incur any Administrative Services fees.

4. Short-Term Trading Fees

The Funds assess a 2.00% redemption fee on all classes of shares that are redeemed or exchanged within 15 days of after the date of purchase for the Core Income Fund and within 90 days after the date of purchase for the International Equity Institutional Fund. The redemption fee, if any, is paid directly to the applicable Fund and is designed to offset brokerage commissions, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applies, the shares that were held the longest will be redeemed first. This redemption fee is in addition to any CDSCs that may be applicable at the time of sale. The redemption fee may not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that cannot implement the redemption fee. The fee does not apply to shares purchased through reinvested dividends or capital gains. Prior to July 12, 2010, the International Equity Institutional Predecessor Fund imposed a redemption fee of 2.00% on redemptions and exchanges of Fund shares within 30 days from the date the Fund shares were acquired. Prior to October 16, 2007, the fee could be assessed on redemptions and exchanges of Fund Shares within 90 days from the date the Fund shares were acquired.

For the year ended July 31, 2010, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Class Shares	Institutional Service Class Shares
Core Income Fund	$–	$–	$–	$–	$–
International Equity Institutional Fund	–	–	–	–	–

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended July 31, 2010, were as follows:

Fund	Purchases	Sales
Core Income Fund	$166,159,757	$176,757,442
International Equity Institutional Fund	132,458,720	124,202,354

6. Portfolio Investment Risks

(a)	Credit and Market Risk

Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Core Income Fund’s investment in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading. The consequences of political, social, economic, or diplomatic changes may have disruptive effects on the market prices of emerging markets investments held by the Core Income Fund.

Annual Report 2010

Notes to Financial Statements (continued)

July 31, 2010

(b)	Risks Associated with Foreign Securities and Currencies

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and a high price volatility with respect to securities of issuers from developing countries.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. New Accounting Pronouncements

In January 2010, Financial Accounting Standards Board issued Accounting Standards Update 2010-06 (“ASU 2010-06”) to ASC 820-10, “Fair Value Measurements and Disclosures—Overall.” The amendment requires the disclosure of input and valuation techniques used to measure fair value for both recurring and nonrecurring fair value measurements for Level 2 and Level 3 positions. In addition, transfers between all levels must be disclosed on a gross basis including the reason(s) for the transfer(s). Purchases, sales, issuances, and settlements in the Level 3 rollforward must be disclosed on a gross basis. The amendment is effective for interim and annual reporting periods beginning after December 15, 2009, while disclosures about purchases, sales, issuances, and settlements in the Level 3 rollforward of activity is effective for interim and fiscal periods beginning after December 15, 2010. The Trust has adopted a policy of recognizing significant transfers between Level 1 and Level 2 at the reporting period end. Transfers between Level 1 and Level 2 are disclosed on page 30. Since adoption of the required disclosures, no level 3 securities have been held.

9. Federal Tax Information

As of July 31, 2010, the tax cost of securities and the breakdown of unrealized appreciation (depreciation) for each Fund were as follows:

Fund	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Core Income Fund	$192,994,845	$8,729,269	$(1,668,621)	$7,060,648
International Equity Institutional Fund	125,388,009	7,526,935	(1,148,485)	6,378,450

The tax character of distributions paid during the fiscal year ended July 31, 2010 for the Aberdeen Core Income Fund and for the fiscal year ended October 31, 2009 for the Aberdeen International Equity Institutional Fund, was as follows: (Total distributions paid differ from the Statement of Changes in Net Assets because for tax purposes dividends are recognized when actually paid.)

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Core Income Fund	$7,424,164	$36,668	$–	$–	$–	$7,460,832
International Equity Institutional Fund	393,187	–	–	–	–	393,187

2010 Annual Report

Notes to Financial Statements (continued)

July 31, 2010

As of July 31, 2010, the components of accumulated earnings (deficit) on a tax basis during the fiscal year ended July 31, 2010 for the Aberdeen Core Income Fund and for the fiscal year ended October 31, 2009 for the Aberdeen International Equity Institutional Fund, was as follows:

Fund	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Accumulated Capital and Other Losses*	Unrealized Appreciation (Depreciation)**	Total Accumulated Earnings (Deficit)
Core Income Fund	$776,227	$3,872,808	$–	$–	$–	$7,060,648	$11,709,683
International Equity Institutional Fund	352,442	–	–	–	(75,159,575)	713,022	(74,094,111)

*	As of July 31, 2010 for the Aberdeen Core Income Fund and as of October 31, 2009 for the Aberdeen International Equity Institutional Fund, for Federal income tax purposes, the following capital loss carryforwards are available to offset capital gains, if any, to the extent provided by the treasury regulations:

Fund	Amount	Expires
Core Income Fund****	$–	–
International Equity Institutional Fund***	2,216,225	2010
International Equity Institutional Fund	70,935,222	2010
International Equity Institutional Fund	118,080	2016
International Equity Institutional Fund	1,890,048	2017

**	The differences between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
***	Amounts subject to IRC 382 Limitation.
****	The Aberdeen Core Income Fund utilized $48,099 of capital loss carryforward in the current fiscal year July 31, 2010.

Amounts designated as “–” are $0 or round to $0.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These “book/tax” differences are considered either permanent or temporary in nature. Permanent differences, if any (e.g., reclassification of net operating losses, return of capital distributions, foreign exchange gain/loss reclassifications and passive foreign investment company adjustments) are reclassified within the capital accounts based on their nature for federal income tax purposes; temporary differences do not require reclassification. These reclassifications have no effect upon the net asset value of the respective Funds. To the extent distributions exceed current and accumulated earnings and profits for federal income tax purposes, these distributions are reported as distributions of paid-in capital. Accordingly, the following permanent differences have been reclassified to/ from the following accounts as of July 31, 2010. For Core Income Fund, the sum of $53,926 was reclassified between undistributed net loss and accumulated net realized gain and for International Equity Institutional Fund, the sum of $1,229,813 was reclassified between accumulated net realized loss and paid-in capital.

10. Significant Shareholders

As of July 31, 2010, the following shareholders of the Funds are considered significant shareholders for financial reporting purposes:

Fund	Ownership %	Account Owner
Core Income Fund	99.6%	National Financial Services LLC
International Equity Institutional Fund	76.4%	National Financial Services LLC
	14.8%	Board of General Employees, Retirement System of Fort Lauderdale

11. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financials statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of July 31, 2010 except for the following:

The Core Income Predecessor Fund and the International Equity Institutional Predecessor Fund were each party to a plan of distribution (“Fair Fund Plan”) relating to certain affiliates of Citi Fund Services, Inc. A settlement has been reached with the SEC regarding the SEC’s investigation related to these affiliates’ past payment of certain marketing and other expenses with respect to certain of the affiliates’ mutual fund clients. On August 24th, 2010, Core Income Fund and International Equity Institutional Fund each realized and recorded settlement from the “Fair Fund Plan,” in the amount of $460,637 and $140,107, respectively.

Annual Report 2010

Notes to Financial Statements (continued)

July 31, 2010

12. Fund Merger

Effective July 12, 2010, the Core Income Fund and International Equity Institutional Fund acquired all of the assets and assumed all of the liabilities of the Core Income Predecessor Fund and the International Equity Institutional Predecessor Fund, respectively, pursuant to a plan of reorganization approved by the Board of Trustees on March 3, 2010. Each acquisition was accomplished by a tax-free exchange as follows:

17,965,800 shares of the High Grade Core Fixed Income Fund, a series of Pacific Capital Funds, fair valued at $205,193,705 for 17,965,800 shares of the Core Income Fund.

13,209,256 shares of the International Stock Fund, a series of Pacific Capital Funds, fair valued at $88,960,448 for 16,327,662 shares of the International Equity Institutional Fund.

The investment portfolio and cash of the Core Income Predecessor Fund, with a fair value of $205,193,705 and the investment portfolio and cash of the International Equity Institutional Predecessor Fund, with a fair value of $88,960,448 and identified cost of $194,201,428 and $90,308,507, were the principal assets acquired by the Core Income Fund and International Equity Institutional Fund, respectively. For financial reporting purposes, assets received and shares issued by the Core Income Fund and the International Equity Institutional Fund, respectively, were recorded at value; however, the cost basis of the investments received from each of the Core Income Predecessor Fund and the International Equity Institutional Predecessor Fund was carried forward to align ongoing reporting of the Core Income Fund and International Equity Institutional Fund realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Core Income Fund and International Equity Institutional Fund acquired capital loss carryovers of $0 and $75,159,575 from the Core Income Predecessor Fund and the International Equity Institutional Predecessor Fund, respectively. Immediately prior to the merger, the net assets of the Core Income and International Equity Institutional Fund were $205,193,705 and $88,960,448 respectively.

Assuming that the merger had been completed on August 1, 2009, the Core Income and International Equity Institutional pro forma results of operations for the year ended July 31, 2010 are as follows:

	Core Income Fund	International Equity Institutional Fund
Net investment income	$7,808,993	$1,687,522
Net realized and unrealized gain on investments	8,300,515	5,373,729
Net increase in net assets resulting from operations	16,109,508	7,061,251

Because the combined investment portfolios have been managed as a single integrated portfolio since the merger was completed, it is not practicable to separate the amounts of revenue and earnings of the Core Income Predecessor Fund and the International Equity Institutional Predecessor Fund that have been reflected in the statement of operations since July 12, 2010 for the Core Income Fund and International Equity Institutional Fund, respectively.

2010 Annual Report

Notes to Financial Statements (concluded)

July 31, 2010

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	High Income Grade Core Fixed Income Fund	Aberdeen Core Income Fund	Aberdeen Core Income Fund
Net Assets:
Class A/Class A	$2,940,706	$–	$3,092,611
Class B/Class A	151,905	–	—
Class C/Class C	10,044	–	10,044
Class Y/Institutional Class	202,091,050	–	202,091,050

Shares Outstanding:
Class A/Class A	258,969	–	272,375
Class B/Class A	13,406	–	—
Class C/Class C	887	–	887
Class Y/Institutional Class	17,692,538	–	17,692,538

Net Asset Value per Share:
Class A/Class A	$11.36	$–	$11.36
Class B/Class A	11.36	–	—
Class C/Class C	11.33	–	11.33
Class Y/Institutional Class	11.42	–	11.42

Net unrealized appreciation/(depreciation)	$8,992,850	$–	$8,992,850
Accumulated net realized gain/(loss)	1,058,763	–	1,058,763

	Before Reorganization		After Reorganization
	International Stock Fund	Aberdeen International Equity Institutional Fund	Aberdeen International Equity Institutional Fund
Net Assets:
Class A/Institutional Service Class	$929,345	$1,014	$963,107
Class B/Institutional Service Class	18,165	—	—
Class C/Institutional Service Class	14,583	—	—
Class Y/Institutional Class	87,998,355	34,234,305	122,232,660

Shares Outstanding:
Class A/Institutional Service Class	141,872	92	147,440
Class B/Institutional Service Class	3,033	—	—
Class C/Institutional Service Class	2,443	—	—
Class Y/Institutional Class	13,061,908	3,118,313	16,180,221

Net Asset Value per Share:
Class A/Institutional Service Class	$6.55	$10.98	$10.98
Class B/Institutional Service Class	5.99	—	—
Class C/Institutional Service Class	5.97	—	—
Class Y/Institutional Class	6.74	10.98	10.98

Net unrealized appreciation/(depreciation)	$3,522,706	$282,606	$3,805,312
Accumulated net realized gain/(loss)	(54,319,952)	(75,044,248)	(54,319,952)

Annual Report 2010

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and redemption fees; and (2) ongoing costs, including investment advisory fees, administration fees, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, February 1, 2010 and continued to hold your shares at the end of the reporting period, July 31, 2010.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line of each Class under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during the period.

Actual Expense Example of a $1,000 investment July 31, 2010		Beginning Account Value, February 1, 2010	Ending Account Value, July 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Core Income Fund	Class A	$1,000.00	$1,039.30	$5.24	1.04%
	Class C	$1,000.00	$1,035.60	$9.22	1.83%
	Institutional Service Class	$1,000.00	$1,041.20	$0.18	0.04%
	Institutional Class	$1,000.00	$1,041.20	$3.71	0.73%
Aberdeen International Equity Institutional Fund	Institutional Service Class	$1,000.00	$991.30	$8.55	1.73%
	Institutional Class	$1,000.00	$992.60	$6.92	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 181/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.

2010 Annual Report

Shareholder Expense Examples (Unaudited) (concluded)

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of the Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) or redemption fees. Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

Hypothetical Expense Example of a $1,000 investment July 31, 2010		Beginning Account Value, February 1, 2010	Ending Account Value, July 31, 2010	Expenses Paid During Period*	Annualized Expense Ratio**
Aberdeen Core Income Fund	Class A	$1,000.00	$1,019.66	$5.18	1.04%
	Class C	$1,000.00	$1,015.74	$9.13	1.83%
	Institutional Service Class	$1,000.00	$1,024.62	$0.18	0.04%
	Institutional Class	$1,000.00	$1,021.16	$3.67	0.73%
Aberdeen International Equity Institutional Fund	Institutional Service Class	$1,000.00	$1,016.20	$8.66	1.73%
	Institutional Class	$1,000.00	$1,017.85	$7.00	1.40%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.

Annual Report 2010

Other Tax Information (Unaudited)

The Aberdeen Core Income Fund designates $36,668 as a long term capital gain distribution.

Privacy Statement

Aberdeen Funds appreciates the privacy concerns and expectations of our shareholders. We are committed to maintaining a high level of privacy and confidentiality when it comes to your personal information and we use that information only where permitted by law.

We provide this privacy notice to you so that you may understand our policy with regard to the collection and disclosure of nonpublic personal information (“Information”) pertaining to you.

Collection of Information

We collect nonpublic personal information about you from the following sources:

•

Information received from you on account applications, agreements, questionnaires or other forms (which may include your name, address, phone number, social security or taxpayer identification number, and birth date);

•	Information about your transactions with us, our affiliates, or others (which may include account balances and investment activity);

•	Information received from you in written, telephonic or electronic communications with us, our affiliates or others.

Disclosure of Information

We do not disclose any Information about our customers or former customers to third parties, except as permitted by law. We may disclose all of the Information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

Access to Information

We restrict access to your Information except to the extent necessary to provide products or services to you. We maintain physical, electronic and procedural safeguards that comply with federal regulations to guard your Information.

Our privacy policy applies only to those individual investors who have a direct customer relationship with us. If you are an individual shareholder of record of an Aberdeen Fund, we consider you to be a customer of that Fund. Shareholders purchasing or owning shares of a Fund through their bank, broker or other financial institution should consult that financial institution’s privacy policies. If you own shares or receive investment services through a relationship with a third-party broker, bank, investment adviser or other financial service provider, that third-party’s privacy policies may apply to you and the Funds’ privacy policy may not.

2010 Annual Report

Report of Independent Registered Public Accounting Firm

Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Core Income Fund and International Equity Institutional Fund, two of the funds comprising Aberdeen Funds (the “Funds”), as of July 31, 2010, and the related statements of operations for the year then ended, statements of changes in net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of July 31, 2010, by correspondence with custodian and brokers or other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of July 31, 2010, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two year period then ended, and the financial highlights for each of the years in the five year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

September 28, 2010

Annual Report 2010

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 9, 2010, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) with respect to the Aberdeen International Equity Institutional Fund and Aberdeen Core Income Fund (each a “Fund” and collectively, the “Funds”), and the sub-advisory agreements with respect to the Aberdeen International Equity Institutional Fund (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) among: (i) the Trust, AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”); and (ii) the Trust, AAMI and Aberdeen Asset Management Investment Services Limited (“AAMISL”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”). AAMAL and AAMISL are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board receives a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided or to be provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided or to be provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers. Because the Aberdeen Core Income Fund had not yet commenced operations as of the date of the meeting, certain information, such as information regarding the Fund’s performance, sales and redemption data, and information regarding AAMI’s profitability with respect to the Fund was not available for consideration. The Board noted that the Advisory Agreement with respect to the Aberdeen Core Income Fund was previously approved for an initial two-year term at an in-person meeting held on June 11, 2008.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds, as applicable) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management team in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided or to be provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided, or to be provided, by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated, or to be dedicated, to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience, including with respect to the Aberdeen International Equity Institutional Fund, the growth and development of the Advisers’ Far East operations as well as the Aberdeen Group’s global investment management activities, including in emerging markets, and the Aberdeen Group’s growth in Australia. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management

2010 Annual Report

Supplemental Information (Unaudited) (continued)

services for the Funds. With respect to the Aberdeen International Equity Institutional Fund, the Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided, or to be provided, by AAMI to the Funds, but also the administrative services provided, or to be provided, by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Aberdeen International Equity Institutional Fund as well as other funds in the Trust and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its familiarity with management through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided or to be provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. Because the Aberdeen Core Income Fund had not yet commenced operations, the Trustees noted that they could not draw any conclusions regarding the performance of the Fund. The Trustees received information about the performance of the Aberdeen International Equity Institutional Fund over various time periods, including information which compared the performance of the Fund to the performance of a peer group of funds and the Fund’s performance benchmark. The Trustees also considered the performance of the Fund compared to the performance of comparable funds or accounts managed by AAMI and its affiliates. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Fund using a variety of performance metrics.

The Trustees considered that AAMI and its affiliates had commenced management of the Aberdeen International Equity Institutional Fund only upon its recent reorganization, and noted that performance comparisons over a short period of time are less meaningful than longer-term performance. The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, and the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Fund.

In addition to the foregoing, the Trustees also considered the specific factors set forth below with respect to the performance of the Aberdeen International Equity Institutional Fund. The Board noted that the Aberdeen International Equity Institutional Fund underperformed its peer group average for the 1- and 10- year periods, and outperformed its peer group average for the 3- and 5- year periods. The Board also noted that the Fund underperformed its benchmark for the 1-, 3-, 5- and 10- year periods. The Board noted management’s explanations concerning the Fund’s underperformance versus its peer group and benchmark, including the fact that the Advisers only recently commenced managing the Fund on July 20, 2009. After reviewing these and related factors, the Board concluded that the Aberdeen International Equity Institutional Fund’s overall performance was satisfactory and supported the renewal of the Agreements.

The costs of the services provided or to be provided and profits realized or expected to be realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged or to be charged to the Funds for advisory services as well as the total actual, or with respect to the Aberdeen Core Income Fund, anticipated expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of the Aberdeen International Equity Institutional Fund’s advisory fee and total expense level to those of its peer group (the “Expense Group”) and information about the advisory fees charged by AAMI to separately managed accounts with a similar strategy. In considering the fees charged to such comparable accounts, the Trustees considered, among other things, management’s discussion of the differences required to manage the different types of accounts. The Board also took into account the fee and expense information it reviewed when the Board initially approved the Advisory Agreement with respect to the Aberdeen Core Income Fund. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees for the Aberdeen International Equity Institutional Fund would be paid by AAMI, not the Fund, out of its advisory fee. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received or to be received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Aberdeen International Equity Institutional Fund, and information about the allocation of expenses used to calculate profitability. The Board

Annual Report 2010

Supplemental Information (Unaudited) (concluded)

also noted that when the Board initially approved the Advisory Agreement with respect to Aberdeen Core Income Fund, they reviewed information provided by management as to the expected profitability of AAMI and its affiliates’ relationships with the Fund. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Aberdeen International Equity Institutional Fund, the actual or anticipated expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

In addition to the foregoing, the Trustees considered that the Aberdeen International Equity Institutional Fund’s net management fee and net total expenses after waivers were below the median of the Expense Group.

After reviewing these and related factors, the Board concluded that the advisory fees, and with respect to the Aberdeen International Equity Institutional Fund, the sub-advisory fees, were fair and reasonable, and that the costs or anticipated costs of these services generally and the related profitability or estimated profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation, and that the Aberdeen Core Income Fund’s advisory fee was subject to breakpoints. The Trustees also took note of the costs of the services provided or to be provided and the profitability or estimated profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than some expenses.

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of recent market and economic turmoil on the performance, asset levels and expense ratio of the Aberdeen International Equity Institutional Fund.

•

whether the Aberdeen International Equity Institutional Fund and other funds of the Trust have operated in accordance with their investment objectives and the Fund’s record of compliance with its investment restrictions, and the compliance programs of the Trust and AAMI. They also considered the compliance-related resources AAMI and its affiliates were providing, or would be providing, to the Funds.

•	the nature, quality, cost and extent of administrative services performed, or to be performed, by AAMI under the Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds, and the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions. The Trustees considered the possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

* * *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

2010 Annual Report

Management of the Funds (Unaudited)

As of July 31, 2010

The names of the Trustees and officers of the Funds, their addresses, year of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

Board of Trustees Information

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Interested Trustee
Martin J. Gilbert(1),**** Year of Birth: 1959	Trustee since December 2007	Chief Executive Officer (1983–present), Aberdeen Asset Management PLC. Director and Chairman (1995–present), Aberdeen Asset Management Inc. Vice President (March 2008–present), President (2004–2008), Aberdeen Australia Equity Fund, Inc., Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Fixed Income Fund, Inc. Director (1991–present), Aberdeen Asset Management Asia Limited. Director (2000–present), Aberdeen Asset Management Limited. Mr. Gilbert also serves as officer and/or director of various subsidiaries of Aberdeen Asset Management PLC.	28	Director of Aberdeen Asia-Pacific Income Fund, Inc. and Aberdeen Global Income Fund, Inc.
Independent Trustees
P. Gerald Malone**** Year of Birth: 1950	Chairman of the Board Trustee since December 2007	Mr. Malone has been a solicitor for more than five years. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of one London AIM-listed company (healthcare software) in addition to two privately owned pharmaceutical companies. He is Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Funds. He also currently serves as a director of Regent-GM Ltd (pharmaceutical manufacturing).	29	Aberdeen Asia-Pacific Income Fund, Inc. (Chairman of the Board); Aberdeen Global Income Fund, Inc. (Chairman of the Board), and Aberdeen Australia Equity Fund, Inc.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. Prior to joining TD Securities Inc. in May 1997, he was Deputy Chairman of CIBC Wood Gundy Securities.	26	None.

Annual Report 2010

Management of the Funds (Unaudited) (continued)

As of July 31, 2010

Name, Address and Year of Birth	Position(s) Held With the Funds and Length of Time Served*	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex** Overseen by Trustee	Other Directorships Held by Trustee***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been Founding Partner of Toron Capital Markets, Inc. (investment management) since 1988.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Managing Member of Pristina Capital Partners, LLC since 2007, a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001, Managing Member of The Value Group LLC (venture capital) from 1997 to 2009, Director Macquarie AIR-serv Holdings, Inc. (Automotive Services) since 2006, Director Smarte Carte, Inc. (Airport Services) since 2007.	29	Director of Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc. and Aberdeen Australia Equity Fund, Inc.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith was a Managing Editor with BCA Research (“BCA”) (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009. Since 2009, Mr. Smith serves on the Board of Advisors of BCA. Mr. Smith lectures to investment groups around the globe.	26	None.
Jack Solan**** Year of Birth: 1939	Trustee since December 2007	Retired. Mr. Solan was Senior Vice President and President of Strategic Development at The Phoenix Companies, Inc. (“Phoenix”) and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004.	26	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 26 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Markets Telecommunications Fund, Inc.
***	Directorships held in (1) any other investment companies registered under the 1940 act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, PA 19103, Attn: Alan Goodson.
1	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2010 Annual Report

Management of the Funds (Unaudited) (continued)

As of July 31, 2010

Information Regarding Officers who are not Directors

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Gary Marshall Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	President and Chief Executive Officer (Since March 2009)	Currently, Head of Americas for Aberdeen PLC, chief executive of Aberdeen Unit Trust Managers Ltd, chief executive of Aberdeen Asset Management Life and Pensions Ltd and Chief Executive Officer of Aberdeen Asset Management Inc. He also sits on the board of the group’s Dublin and Luxembourg based offshore fund ranges. Mr. Marshall joined Aberdeen via the acquisition of Prolific Financial Management in 1997.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Head of Fund Accounting for Aberdeen Asset Management Inc. Ms. Melia joined Aberdeen Asset Management Inc. in September 2009. Prior to joining Aberdeen, Ms. Melia was Director of fund administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management, Collective Funds/North American Open and Closed End Funds for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Prior to joining Aberdeen Asset Management Inc., Ms. Kennedy was a Private Equity Manager with PFPC (2002-2005).
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Head of US Collective Funds and serves as Vice-President for Aberdeen's registered investment companies in the U.S. and Canada. He joined Aberdeen from PricewaterhouseCoopers in 2000 and relocated to Aberdeen's Philadelphia office in 2005.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007), Chief Compliance Officer (Since September 2010)	Currently, Head of Legal - US, Head of Compliance – US, Vice President and Director for Aberdeen Asset Management Inc. Ms. Nichols joined Aberdeen Asset Management Inc. in October 2006. Prior to that, Ms. Nichols was an associate attorney in the Financial Services Group of Pepper Hamilton LLP (law firm) (2003-2006).
William Baltrus** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1967	Vice President (Since December 2007)	Currently, Head of Mutual Fund Administration for Aberdeen Asset Management Inc. Prior to joining Aberdeen Asset Management Inc. in November 2007, he was Vice President of Administration for Nationwide Funds Group from 2000-2007.
Sharon Greenstein** Aberdeen Asset Management Inc. 1735 Market St. 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Assistant Treasurer (Since 2009)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Ms. Greenstein joined Aberdeen Asset Management Inc. as a Senior Fund Administrator in 2008. Prior to joining Aberdeen Asset Management Inc., Ms. Greenstein was an Accounting Analyst at Delaware Investments.

Annual Report 2010

Management of the Funds (Unaudited) (concluded)

As of July 31, 2010

Name, Address and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation(s) During Past Five Years
Brian O’Neill Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Fund Accounting Manager for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008 as Assistant Treasurer. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2009), Vice President (Since December 2009)	Currently, U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007. Prior to that, Ms. Sitar was an associate attorney in the Investment Management Group of Stradley Ronon Stevens & Young LLP (law firm) (2000-2007).
Timothy Sullivan** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1961	Vice President (Since December 2008)	Currently, Head of Product Development Collective Funds/North American Open and Closed End Funds for Aberdeen Asset Management Inc. Mr. Sullivan joined Aberdeen Asset Management Inc. in 2000.
Paul Griffiths** Aberdeen Asset Management Investment Services Limited Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1967	Vice President (Since September 2010)	Currently, Global head of fixed income for Aberdeen Asset Management. Paul joined Aberdeen following the acquisition of the Credit Suisse Asset management business in July 2009 where he was CIO and Head of Fixed Income. Paul is a member of the Aberdeen Group Management Board and responsible for the Fixed Income and Money Market elements of the business managed out of London, Philadelphia, Sydney and Singapore.
Adam McCabe Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, senior portfolio manager on the fixed income - Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen's Asian fixed income portfolios. Adam joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was a director/investment manager responsible for the development and implementation of its Asian currency and interest rate strategies. Prior to that, he was a member of Credit Suisse's Australian fixed income team, where he was responsible for interest rate and currency strategies. He was a member of the global currency and emerging currency strategy groups. Adam was also Head of Fixed Income for Woori Credit Suisse Asset Management, Korea, where he was responsible for the fixed income and money market portfolio management, investment strategy and processes.

*	Each Officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Baltrus, Mr. Goodson, Ms. Kennedy, Ms. Melia, Ms. Greenstein, Ms. Nichols, Ms. Sitar, Mr. Sullivan and Mr. Griffiths hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc. and Aberdeen Emerging Telecommunications Fund, Inc., each of which may be deemed to be part of the same “Fund Complex” as the Funds.

2010 Annual Report

Management Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Peter D. Sacks

John T. Sheehy

Richard H. McCoy

Warren C. Smith

Jack Solan

Officers

Gary Marshall, President

Jennifer Nichols, Chief Compliance Officer, Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Vice President and Secretary

Lucia Sitar, Vice President and Assistant Secretary

William Baltrus, Vice President

Alan Goodson, Vice President

Paul Griffiths, Vice President

Adam McCabe, Vice President

Timothy Sullivan, Vice President

Sharon Greenstein, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Citi Fund Services

3435 Stelzer Road

Columbus, Ohio 43219

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Lincoln Street

Boston, MA 02111

Independent Accountants

KPMG LLP

1601 Market Street

Philadelphia, PA 19103-2499

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019-6099

“Aberdeen” is a U.S. registered service mark of Aberdeen Asset Management PLC.

Aberdeen Funds

P.O. Box 183148

Columbus, OH 43218-3148

AOE-0327-0910

Item 2.	Code of Ethics.

(a) As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions (the “Code of Ethics”). The Code of Ethics is included as Exhibit 12(a)(1).

(b) During the period covered by the report, no amendments were made to the provisions of the Code of Ethics and the registrant did not grant any waivers, including an implicit waiver, from any provision of the of the Code of Ethics.

Item 3.	Audit Committee Financial Expert.

3(a)(1) The registrant’s board of directors has determined that the registrant has at least one “audit committee financial expert” as defined in Item 3 of Form N-CSR serving on its audit committee.

3(a)(2) Jack Solan is the “audit committee financial expert” and is “independent” as each item is defined in Item 3 of Form N-CSR.

Item 4.	Principal Accountant Fees and Services.

		Current Year^		Previous Year^^
(a)	Audit Fees	$538,000		$430,000
(b)	Audit-Related Fees	$8,000	*	$325,800	***
(c)	Tax Fees	$240,000	**	$213,500	****
(d)	All Other Fees	$—		$—

^	Current year fees are fees in the fiscal year period from August 1, 2009 through July 31, 2010.
^^	Previous year fees are fees in the fiscal year period from August 1, 2008 through July 31, 2009.
*	Audit-related fees of $8,000 relate to audit services provided to the Funds in connection with agreed upon procedures related to Funds reorganizations.
**	For tax fees of $108,000 related to the preparation of tax returns and $132,000 related to tax services provided in connection with the preparation and review of tax returns.
***

For the fiscal year ended October 31, 2008, PwC UK billed Aberdeen PLC $325,800 primarily for audit-related services in connection with a SAS 70 review of Aberdeen PLC, which included the Investment Manager operations.

****

Tax fees of $190,700 relate to tax services provided to the Funds in connection with the preparation and review of tax returns, and tax fees of $22,800 relate to tax services provided to affiliates in connection with the preparation and review of tax returns.

(e)(1) Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Committee to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”), and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with Independence Standards Board (“ISB”) Standard No. 1. ISB No. 1 generally requires the auditor to annually: (1) disclose to the Committee all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm that, in its professional judgment, it is independent of the Trust within SEC regulations; and (3) discuss the auditor’s independence with the Committee. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render permissible non-audit services to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) Not applicable

(f) Not applicable

(g) The aggregate non-audit fees billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser and Service Affiliates for the registrant’s fiscal year ended July 31, 2010 were $288,500 and July 31, 2009 were $539,300.

(h) Not applicable

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a) Schedule of Investments is included as a part of the Report to Stockholders under Item 1.

(b) Not applicable.

Item 7.	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.	Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9.	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10.	Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11.	Controls and Procedures.

(a)The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12.	Exhibits.

(a)(1) The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2) Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3) Not applicable.

(b) Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Aberdeen Funds

By (Signature and Title)	/S/ GARY MARSHALL
Gary Marshall, President

Date October 8, 2010

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/S/ GARY MARSHALL
Gary Marshall, President

Date October 8, 2010

By (Signature and Title)	/S/ ANDREA MELIA
Andrea Melia, Treasurer

Date October 8, 2010